     As filed with the Securities and Exchange Commission on April   , 2001

                                                     Registration No.   2-78738
                                                                      811-03530

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                              ---------------------

                                    FORM N-4

                         POST-EFFECTIVE AMENDMENT NO. 24

                                       to
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/
                                       and

                                AMENDMENT NO. 24

                                        to

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940               /X/

                  SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C
                           (Exact Name of Registrant)

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                               (Name of Depositor)

                           One Sun Life Executive Park
                      Wellesley Hills, Massachusetts  02481
                            (Address of Depositor's
                          Principal Executive Offices)

                  Depositor's Telephone Number:  (781) 237-6030

          Edward M. Shea, Assistant Vice President and Senior Counsel
                   Sun Life Assurance Company of Canada (U.S.)
                       Retirement Products & Services
                                 One Copley Place
                            Boston, Massachusetts  02116
                      (Name and Address of Agent for Service)

                         Copies of Communications to:

                              Joan E. Boros, Esq.
              Jorden Burt Boros Cicchetti Berenson & Johnson LLP
                     1025 Thomas Jefferson Street, N.W.
                                Suite 400 East
                            Washington, D.C. 20007

--------------------------------------------------------------------------------
Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

  [ ] Immediately upon filing pursuant to paragraph (b) of Rule 485.

  [X] On May 1, 2001 pursuant to paragraph (b) of Rule 485.

  [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

  [ ] On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of securities being registered:

  Units of interest in Separate Account under variable annuity contracts.

This Post-Effective Amendment to the registration statement on Form N-4 (file No. 2-78738), which became effective on November 18, 1982 (the "Registration Statement"), is being filed pursuant to Rule 485(b) under the Securities Exchange Act of 1933, as amended, to designate a new effective date for a previously filed post-effective amendment.

                                       PART A

                        INFORMATION REQUIRED IN A PROSPECTUS

    Attached hereto and made a part hereof is the Prospectus dated May 1, 2001.

                                                                      PROSPECTUS
                                                                     MAY 1, 2001

                                   COMPASS I

    Sun Life Assurance Company of Canada (U.S.) ("we" or the "Company") and Sun Life of Canada (U.S.) Variable Account C (the "Variable Account") offer the individual flexible payment deferred annuity contracts (the "Contracts") described in this Prospectus. The Contracts are designed for use in connection with retirement plans that meet the requirements of Sections 401 or 408 (excluding Section 408(b)) of the Internal Revenue Code. NO CONTRACTS HAVE BEEN ISSUED FOR USE IN CONNECTION WITH DEFERRED COMPENSATION PLANS ESTABLISHED PURSUANT TO SECTION 457 OF THE INTERNAL REVENUE CODE SINCE MAY 1, 1990.

    Contract Owners may choose among 11 variable investment options and a fixed account option. The variable options are sub-accounts in the Variable Account, each of which invests in shares in one of the following mutual funds advised by our affiliate, Massachusetts Financial Services Company (the "Funds"):


MFS Money Market Fund                          Massachusetts Investors Trust
MFS Government Money Market Fund               MFS Research Fund
MFS Global Governments Fund                    Massachusetts Investors Growth Stock Fund
MFS Bond Fund                                  MFS Growth Opportunities Fund
MFS High Income Fund                           MFS Emerging Growth Fund
MFS Total Return Fund

    The fixed account option pays interest at a guaranteed fixed rate.

    THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR EACH OF THE FUNDS. PLEASE READ THIS PROSPECTUS AND THE FUND PROSPECTUSES CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRACTS AND THE FUNDS.

    We have filed a Statement of Additional Information dated May 1, 2001 (the "SAI"), which is incorporated by reference in this Prospectus, with the Securities and Exchange Commission (the "SEC"). The table of contents for the SAI is on page 20 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (HTTP://WWW.SEC.GOV) that contains the SAI, materials incorporated by reference, and other information regarding companies that file with the SEC.

    THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

    THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING ADDRESS:

       SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
       C/O RETIREMENT PRODUCTS AND SERVICES
       P.O. BOX 1024
       BOSTON, MASSACHUSETTS 02103

                               TABLE OF CONTENTS

                                                                            PAGE
Definitions                                                                   2
Synopsis                                                                      3
Expense Summary                                                               4
Condensed Financial Information--Accumulation Unit Values                     6
Financial Statements                                                          6
A Word About the Company, the Variable Account and the Funds                  7
Purchase Payments and Contract Values During Accumulation Phase               9
Withdrawals                                                                  11
Death Benefit                                                                12
Contract Charges                                                             13
Annuity Provisions                                                           15
Other Contract Provisions                                                    16
Tax Considerations                                                           18
Distribution of the Contracts                                                19
Legal Proceedings                                                            20
Owner Inquiries                                                              20
Table of Contents for Statement of Additional Information                    20

                                  DEFINITIONS

    The Contract is a legal document that uses a number of specially defined terms. We explain some of the terms that we use in this Prospectus in the context where they arise, and others are self-explanatory. In addition, for convenient reference, we have compiled the following list of terms used in this Prospectus. If you come across a term that you do not understand, please refer to this list of definitions for an explanation.

Accumulation Account: An account we establish for the Contract to which we credit net Purchase Payments in the form of Accumulation Units.

Accumulation Phase: The period before the Annuity Commencement Date and during the lifetime of the Annuitant. The Accumulation Phase will also terminate when the Owner surrenders the Contract.

Accumulation Unit: A unit of measure we use in the calculation of the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

Annuitant: The person or persons named in the Contract and on whose life the first annuity payment is to be made.

Annuity Commencement Date: The date on which we are to make the first annuity payment.

Annuity Unit: A unit of measure we use in the calculation of the amount of the second and each subsequent Variable Annuity payment.

Beneficiary: The person who has the right to the death benefit set forth in the Contract.

Company: Sun Life Assurance Company of Canada (U.S.) (also referred to in this Prospectus as "we").

Contract Years and Contract Anniversaries: The first Contract Year is the period of 12 months plus a part of a month as measured from the date we issue the Contract to the first day of the calendar month that follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter are 12 month periods based upon the first day of the calendar month that follows the calendar month of issue.

Due Proof of Death: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

Fixed Account: The Fixed Account consists of all assets of the Company other than those allocated to separate accounts of the Company.

Fixed Annuity: An annuity with payments that do not vary as to dollar amount.

Owner: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. The Owner must be the trustee or custodian of a retirement plan that meets the requirements of
Section 401 or Section 408 (excluding Section 408(b)) of the Internal Revenue Code.

Payee: The recipient of payments under the Contract. The term may include an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.

Purchase Payment (Payment): An amount the Owner pays to us, or that is paid to us on the Owner's behalf, as consideration for the benefits provided by the Contract.

Sub-Account: That portion of the Variable Account that invests in shares of a specific Fund.

Valuation Period: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values. Variable Annuity: An annuity with payments that vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Variable Account.

We: Sun Life Assurance Company of Canada (U.S.).

                                    SYNOPSIS

    We allocate Purchase Payments to Sub-Accounts of the Variable Account or to the Fixed Account option or both, as the Owner selects. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see "Purchase Payments" on page 9). During the Accumulation Phase, the Owner may, without charge, transfer amounts among the Sub-Accounts and between the Sub-Accounts and the Fixed Account, subject to certain conditions (see "Transfers" on page 10).

    We do not deduct a sales charge from Purchase Payments; however, if the Owner makes a cash withdrawal, we will, with certain exceptions, deduct a 5% withdrawal charge. The Owner may withdraw a portion of the Accumulation Account each year before we assess the withdrawal charge and after we have held a Purchase Payment for five years the Owner may withdraw it without charge. We do not assess a withdrawal charge upon annuitization or upon the transfers described above (see "Withdrawals" and "Withdrawal Charges" on pages 11 and 13, respectively).

    If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to the Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit, except as may be provided under the annuity option elected (see "Death Benefit" on page 12).

    We deduct a contract maintenance charge of $25 on each Contract Anniversary and on a surrender of the Contract for full value. After the Annuity Commencement Date, we deduct this charge pro rata from each annuity payment we make during the year. (See "Contract Maintenance Charge" on page 13.)

    We also deduct a mortality and expense risk charge equal to an annual rate of 1.30% of the daily net assets of the Variable Account (see "Mortality and Expense Risk Charge" on page 13).

    We will deduct a charge for premium taxes payable to any governmental entity (see "Premium Taxes" on page 14).

    Annuity payments will begin on the Annuity Commencement Date. The Owner selects the Annuity Commencement Date, frequency of payments, and the annuity option (see "Annuity Provisions" on page 15).

    If the Owner is not satisfied with the Contract, the Owner may return it to the Company at our Annuity Mailing Address within ten days after we deliver the Contract to the Owner. When we receive the returned Contract we will cancel it and refund the full amount of any Purchase Payment(s) we have received.

    ANY PERSON CONTEMPLATING THE PURCHASE OF A CONTRACT SHOULD CONSULT A QUALIFIED TAX ADVISER.

                                EXPENSE SUMMARY

    The purpose of the following table is to help you to understand the costs and expenses that are borne, directly and indirectly, by Contract Owners. The table reflects expenses of the Variable Account as well as of the Funds. We have restated the expense information for certain Funds to reflect current fees. The information set forth should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, premium taxes may be applicable.

CONTRACT OWNER TRANSACTION
EXPENSES                                    MMM       MMG       MWG       MFB       MFH       MTR       MIT       MFR       MIG
--------                                    ---       ---       ---       ---       ---       ---       ---       ---       ---
Sales Load Imposed on Purchases.........      0         0         0         0         0         0         0         0         0
Deferred Sales Load (as a percentage of
  Purchase Payments withdrawn)(1)
  Years Payment in Account
    0-5.................................      5%        5%        5%        5%        5%        5%        5%        5%        5%
    more than 5.........................      0%        0%        0%        0%        0%        0%        0%        0%        0%
Exchange Fee............................      0         0         0         0         0         0         0         0         0
ANNUAL CONTRACT FEE
----------------------------------------  -----------------$25 per Contract -----------------
SEPARATE ACCOUNT ANNUAL EXPENSES
----------------------------------------
(as a percentage of average separate account assets)
Mortality and Expense Risk Fees.........   1.30%     1.30%     1.30%     1.30%     1.30%     1.30%     1.30%     1.30%     1.30%
Other Account Fees and Expenses.........   0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Total Separate Account Annual
  Expenses..............................   1.30%     1.30%     1.30%     1.30%     1.30%     1.30%     1.30%     1.30%     1.30%
FUND ANNUAL EXPENSES
----------------------------------------
(as a percentage of Fund average net assets)
Management Fees.........................   0.42%     0.50%     0.75%     0.39%     0.45%     0.35%     0.33%     0.43%     0.33%
12b-1 Fees(2)...........................     --        --      0.25%(3)  0.30%(5)  0.30%(5)  0.35%     0.35%     0.35%     0.35%
Other Expenses(6).......................   0.24%     0.36%     0.39%     0.24%     0.25%     0.20%     0.19%     0.18%     0.17%
Total Fund Annual Expenses (6)..........   0.66%     0.86%     1.39%     0.93%     1.00%     0.90%     0.87%     0.96%     0.85%
Fee Waived..............................     --        --        --        --        --        --        --        --        --
Net Expenses............................   0.66%     0.86%     1.39%     0.93%     1.00%     0.90%     0.87%     0.96%     0.85%

CONTRACT OWNER TRANSACTION
EXPENSES                                      MGO          MEG
--------                                      ---          ---
Sales Load Imposed on Purchases.........        0            0
Deferred Sales Load (as a percentage of
  Purchase Payments withdrawn)(1)
  Years Payment in Account
    0-5.................................        5%           5%
    more than 5.........................        0%           0%
Exchange Fee............................        0            0
                                          -----------------$25 per
ANNUAL CONTRACT FEE                       Contract
----------------------------------------  -----------------
SEPARATE ACCOUNT ANNUAL EXPENSES
----------------------------------------
(as a percentage of average separate acc
Mortality and Expense Risk Fees.........     1.30%        1.30%
Other Account Fees and Expenses.........     0.00%        0.00%
Total Separate Account Annual
  Expenses..............................     1.30%        1.30%
FUND ANNUAL EXPENSES
----------------------------------------
(as a percentage of Fund average net ass
Management Fees.........................     0.42%        0.70%
12b-1 Fees(2)...........................     0.20%(3)(4)    0.25%(3)
Other Expenses(6).......................     0.18%        0.18%
Total Fund Annual Expenses (6)..........     0.80%        1.13%
Fee Waived..............................       --        (0.04)%(7)
Net Expenses............................     0.80%        1.09%

------------
(1) A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after we have held a Purchase Payment for five years it may be withdrawn free of any withdrawal charge.

(2) Each of the Funds except MMM and MMG has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares. See "Information Concerning Shares of the Fund -- Distribution Plan" in the Fund's Prospectus.

(3) Payment of the 0.10% per annum Class A distribution fee will be imposed on such date as the Trustees of the Fund may determine.

(4) The 0.25% per annum service fee is reduced to 0.15% for shares purchased prior to March 1, 1991.

(5) 0.05% of the Class A distribution fee is currently being paid by the Fund. Payment of the remaining portion of the Class A distribution fee will become payable upon such date as the Trustees of the Trust may determine.

(6) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such reductions are not reflected in the table. Had these fees been taken into account, "Total Fund Annual Expenses" would be as follows: MMM, 0.68%; MMG, 0.83%; MWG, 1.36%, MFB, 0.91%; MFH, 0.98%; MTR, 0.89%; MIT, 0.86%; MFR, 0.94%; MIG, 0.84%; MGO,
    0.73%; and MEG, 1.08%.

(7) MFS has contractually agreed to reduce its management fee based on the level of the funds average daily net assets, as described in "Management of Fund."

                                    EXAMPLES

    If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000 and a 5% annual return on assets:

                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                          ------  -------  -------  --------
MMM.....................................   $66     $110     $156      $239
MMG.....................................   $68     $116     $166      $260
MGG.....................................   $73     $132     $192      $312
MFB.....................................   $69     $118     $170      $267
MFH.....................................   $69     $120     $173      $274
MTR.....................................   $68     $117     $168      $264
MIT.....................................   $68     $116     $167      $261
MFR.....................................   $69     $119     $171      $270
MIG.....................................   $68     $115     $165      $258
MGO.....................................   $67     $114     $163      $253
MEG.....................................   $71     $124     $180      $287

    If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000 and a 5% annual return on assets:

                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                          ------  -------  -------  --------
MMM.....................................   $21      $65     $111      $239
MMG.....................................   $23      $71     $121      $260
MGG.....................................   $28      $87     $147      $312
MFB.....................................   $24      $73     $125      $267
MFH.....................................   $24      $75     $128      $274
MTR.....................................   $23      $72     $123      $264
MIT.....................................   $23      $71     $122      $261
MFR.....................................   $24      $74     $126      $270
MIG.....................................   $23      $70     $120      $258
MGO.....................................   $22      $69     $118      $253
MEG.....................................   $26      $79     $135      $287

    THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

           CONDENSED FINANCIAL INFORMATION--ACCUMULATION UNIT VALUES

    The following information should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information, all of which has been audited by Deloitte & Touche LLP, independent auditors.

                                                               YEAR ENDED DECEMBER 31,
                                    ------------------------------------------------------------------------------
                                      1990      1991      1992      1993      1994      1995      1996     1997
                                      ----      ----      ----      ----      ----      ----      ----     ----
MIT
  Unit Value:
    Beginning of period             $ 27.3399 $ 26.9745 $ 34.0429 $ 36.0967 $ 39.2065 $ 38.3097 $52.6746 $ 65.4965
    End of period                   $ 26.9745 $ 34.0429 $ 36.0967 $ 39.2065 $ 38.3097 $ 52.6746 $65.4965 $ 85.1160
  Units outstanding at end of
    period                            366,752   316,483   299,263   263,601   233,419   228,398  211,924   191,532
MIG
  Unit Value:
    Beginning of period             $ 21.2145 $ 19.9645 $ 29.1252 $ 30.6143 $ 34.5944 $ 31.8549 $40.3897 $ 48.9432
    End of period                   $ 19.9645 $ 29.1252 $ 30.6143 $ 34.5944 $ 31.8549 $ 40.3897 $48.9432 $ 71.6206
  Units outstanding at end of
    period                            264,246   234,979   237,389   210,268   191,666   183,386  137,226   116,839
MTR
  Unit Value:
    Beginning of period             $ 26.9600 $ 26.0022 $ 31.2350 $ 33.9389 $ 38.5828 $ 37.0619 $46.4569 $ 52.6180
    End of period                   $ 26.0022 $ 31.2350 $ 33.9389 $ 38.5828 $ 37.0619 $ 46.4569 $52.6180 $ 62.6622
  Units outstanding at end of
    period                          1,028,444   761,746   699,832   646,262   580,826   502,308  445,574   376,845
MGO
  Unit Value:
    Beginning of period             $ 19.7926 $ 18.6788 $ 22.6160 $ 24.0443 $ 27.4921 $ 26.0211 $34.5473 $ 41.5395
    End of period                   $ 18.6788 $ 22.6160 $ 24.0443 $ 27.4921 $ 26.0211 $ 34.5473 $41.5395 $ 50.5718
  Units outstanding at end of
    period                          1,827,215 1,517,720 1,303,035 1,126,904   952,138   835,555  752,698   682,668
MFR
  Unit Value:
    Beginning of period             $ 22.2941 $ 20.6700 $ 27.1037 $ 29.7380 $ 35.7429 $ 35.2820 $48.2543 $ 59.3112
    End of period                   $ 20.6700 $ 27.1037 $ 29.7380 $ 35.7429 $ 35.2820 $ 48.2543 $59.3112 $ 70.5612
  Units outstanding at end of
    period                            340,420   285,749   253,146   232,537   189,988   158,916  143,843   129,195
MFB
  Unit Value:
    Beginning of period             $ 20.4642 $ 21.4953 $ 25.2705 $ 26.5208 $ 29.8082 $ 27.9595 $33.5161 $ 34.3871
    End of period                   $ 21.4953 $ 25.2705 $ 26.5208 $ 29.8082 $ 27.9595 $ 33.5161 $34.3871 $ 37.4559
  Units outstanding at end of
    period                            577,242   461,410   421,711   368,774   233,449   226,571  186,637   158,314
MMM
  Unit Value:
    Beginning of period             $ 15.6562 $ 16.6504 $ 17.3549 $ 17.6517 $ 17.8424 $ 18.2359 $18.9505 $ 19.5956
    End of period                   $ 16.6504 $ 17.3549 $ 17.6517 $ 17.8424 $ 18.2359 $ 18.9505 $19.5956 $ 20.2949
  Units outstanding at end of
    period                          1,574,435 1,090,472   646,162   512,329   480,850   371,369  401,141   301,313
MCG
  Unit Value:
    Beginning of period             $ 15.2737 $ 16.1947 $ 16.8311 $ 17.1053 $ 17.2531 $ 17.5882 $18.2642 $ 18.8643
    End of period                   $ 16.1947 $ 16.8311 $ 17.1053 $ 17.2531 $ 17.5882 $ 18.2642 $18.8643 $ 19.4875
  Units outstanding at end of
    period                            538,594   375,155   218,074   162,009   139,248   108,206   73,345    68,686
MFH
  Unit Value:
    Beginning of period             $ 18.7620 $ 15.1874 $ 22.6883 $ 26.2356 $ 30.9007 $ 29.6848 $34.3557 $ 38.2245
    End of period                   $ 15.1874 $ 22.6883 $ 26.2356 $ 30.9007 $ 29.6848 $ 34.3557 $38.2245 $ 42.8235
  Units outstanding at end of
    period                            624,184   515,396   450,376   408,637   339,549   264,391  229,079   200,252
MWG
  Unit Value:
    Beginning of period             $ 22.9549 $ 26.7105 $ 29.9468 $ 29.9680 $ 34.9430 $ 32.3034 $36.8194 $ 38.3007
    End of period                   $ 26.7105 $ 29.9468 $ 29.9680 $ 34.9430 $ 32.3034 $ 36.8194 $38.3007 $ 37.9444
  Units outstanding at end of
    period                            227,935   200,763   157,841   125,704   101,661    83,177   70,278    55,822
MEG
  Unit Value:
    Beginning of period             $ 15.9033 $ 13.8995 $ 23.3793 $ 24.8430 $ 31.1131 $ 32.2107 $44.8831 $ 50.8597
    End of period                   $ 13.8995 $ 23.3793 $ 24.8430 $ 31.1131 $ 32.2107 $ 44.8831 $50.8597 $ 60.5646
  Units outstanding at end of
    period                            585,909   511,153   439,127   405,542   390,605   372,726  321,077   280,589

                                        YEAR ENDED DECEMBER 31,
                                     -----------------------------
                                       1998      1999      2000
                                       ----      ----      ----
MIT
  Unit Value:
    Beginning of period              $ 85.1160 $103.3129 $109.0939
    End of period                    $103.3129 $109.0939 $107.3274
  Units outstanding at end of
    period                             156,406   147,525   114,368
MIG
  Unit Value:
    Beginning of period              $ 71.6206 $ 98.9683 $135.5845
    End of period                    $ 98.9683 $135.5845 $124.1321
  Units outstanding at end of
    period                             110,261   109,497   101,316
MTR
  Unit Value:
    Beginning of period              $ 62.6622 $ 69.2493 $ 69.9144
    End of period                    $ 69.2493 $ 69.9144 $ 82.1851
  Units outstanding at end of
    period                             304,476   252,908   202,109
MGO
  Unit Value:
    Beginning of period              $ 50.5718 $ 64.4932 $ 84.5669
    End of period                    $ 64.4932 $ 84.5669 $ 74.0261
  Units outstanding at end of
    period                             617,973   552,305   493,732
MFR
  Unit Value:
    Beginning of period              $ 70.5612 $ 85.6092 $104.6442
    End of period                    $ 85.6092 $104.6442 $ 98.5623
  Units outstanding at end of
    period                             121,411   104,992    98,988
MFB
  Unit Value:
    Beginning of period              $ 37.4559 $ 38.6443 $ 37.3948
    End of period                    $ 38.6443 $ 37.3948 $ 40.1511
  Units outstanding at end of
    period                             139,906   112,651    95,591
MMM
  Unit Value:
    Beginning of period              $ 20.2949 $ 21.0291 $ 21.7309
    End of period                    $ 21.0291 $ 21.7309 $ 22.7218
  Units outstanding at end of
    period                             247,311   226,156   155,943
MCG
  Unit Value:
    Beginning of period              $ 19.4875 $ 20.1619 $ 20.7776
    End of period                    $ 20.1619 $ 20.7776 $ 21.6698
  Units outstanding at end of
    period                              67,794    40,868    36,854
MFH
  Unit Value:
    Beginning of period              $ 42.8235 $ 42.6829 $ 45.0959
    End of period                    $ 42.6829 $ 45.0959 $ 41.4072
  Units outstanding at end of
    period                             168,359   136,385   109,868
MWG
  Unit Value:
    Beginning of period              $ 37.9444 $ 38.9935 $ 37.1590
    End of period                    $ 38.9935 $ 37.1590 $ 37.1959
  Units outstanding at end of
    period                              49,718    42,379    28,609
MEG
  Unit Value:
    Beginning of period              $ 60.5646 $ 74.4225 $110.2608
    End of period                    $ 74.4225 $110.2608 $ 81.2281
  Units outstanding at end of
    period                             249,765   205,870   189,544

                              FINANCIAL STATEMENTS

    Financial Statements of the Variable Account and the Company are included in the Statement of Additional Information.

          A WORD ABOUT THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS

THE COMPANY

    Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Our Executive Office is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

    We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account of the Company on March 31, 1982, pursuant to a resolution of our Board of Directors. The Variable Account meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

    Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

    The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the Funds described below.

THE FUNDS

    All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by the Owner at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. We will make deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, administrative charges, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks and any applicable taxes, in effect, by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

    A summary of the investment objectives of each Fund is contained in the description below. More detailed information may be found in the current prospectuses of the Funds and their Statements of Additional Information. A prospectus for each Fund must accompany this Prospectus and should be read together with this Prospectus.

MFS-REGISTERED TRADEMARK- MONEY MARKET FUND ("MMM")

    MMM seeks high current income consistent with preservation of capital and liquidity. MMM is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. MMM invests in money market instruments, which are short-term notes or other debt securities issued by banks or other corporations or the U.S. Government or other governmental entities. Money market instruments purchased by MMM have maturities of 13 months or less and the average remaining maturity of the securities cannot be greater than 90 days.

MFS-REGISTERED TRADEMARK- GOVERNMENT MONEY MARKET FUND ("MMG")

    MMG will seek high current income consistent with preservation of capital and liquidity. MMG is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. MMG invests its total assets in U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. Government or one of its agencies or instrumentalities, including repurchase agreements collateralized by U.S. Government securities. U.S. Government securities purchased by MMG must have maturities of 13 months or less and the average remaining maturity of the securities cannot be greater than 90 days.

MFS-REGISTERED TRADEMARK- GLOBAL GOVERNMENTS FUND ("MWG")

    MWG will seek to provide income and capital appreciation. MWG invests, under normal conditions, at least 65% of its total assets in U.S. Government securities and foreign government securities (including emerging market securities and Brady Bonds). MWG may also invest in corporate bonds, including investment grade bonds, lower rated bonds (commonly known as junk bonds), crossover bonds and mortgage-backed and asset-backed securities.

MFS-REGISTERED TRADEMARK- BOND FUND ("MFB")

    MFB will primarily seek to provide as high a level of current income as is believed to be consistent with prudent risk. MFB's secondary objective is to protect shareholders' capital. MFB invests, under normal market conditions, at least 65% of its total assets in corporate bonds, U.S. Government securities and mortgage-backed and asset-backed securities.

MFS-REGISTERED TRADEMARK- HIGH INCOME FUND ("MFH")

    MFH will seek high current income by investing primarily in professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. MFH invests, under normal market conditions, at least 80% of its total assets in high income fixed income securities. While MFH may invest in fixed income securities with any credit rating, the securities offering the high current income level sought by MFH generally have speculative characteristics or are lower rated bonds (commonly known as junk bonds).

MFS-REGISTERED TRADEMARK- TOTAL RETURN FUND ("MTR")

    MTR will primarily seek to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. MTR is a "balanced fund" and invests in a combination of equity and fixed income securities. Under normal market conditions, MTR invests: (i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities, and (ii) at least 25% of its net assets in non-convertible fixed income securities.

MASSACHUSETTS INVESTORS TRUST ("MIT")

    MIT will seek long-term growth of capital with a secondary objective to seek reasonable current income. MIT invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts. While MIT may invest in companies of any size, it generally focuses on companies with larger market capitalizations that its investment adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. MIT will also seek to provide income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index.

MFS-REGISTERED TRADEMARK- RESEARCH FUND ("MFR")

    MFR will seek long-term growth of capital and future income. MFR invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. MFR focuses on companies that its investment adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND ("MIG")

    MIG will seek long-term growth of capital and future income rather than current income. MIG invests its assets (except for working cash balances) in the common stocks, and securities convertible into common stocks, of companies which its investment adviser believes offer better-than-average prospects for long-term growth.

MFS-REGISTERED TRADEMARK- GROWTH OPPORTUNITIES FUND ("MGO")

    MGO will seek growth of capital. MGO invests, under normal market conditions, at least 65% of its total assets in common stock and equity related securities (such as preferred stock, convertible securities, and depositary receipts) of companies which MGO's investment adviser believes possess above-average growth opportunities. MGO also invests in fixed income securities when relative values or economic conditions make these securities attractive.

MFS-REGISTERED TRADEMARK- EMERGING GROWTH FUND ("MEG")

    MEG will seek long-term growth of capital. MEG invests in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts) of emerging growth companies. These companies are companies which MEG's adviser believes are either early in their life cycle but which have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate.

        PURCHASE PAYMENTS AND CONTRACT VALUES DURING ACCUMULATION PHASE

PURCHASE PAYMENTS

    All Purchase Payments are to be paid to us at our Annuity Mailing Address. Purchase Payments may be made annually, semi-annually, quarterly, monthly or on any other frequency acceptable to us. Unless the Owner has surrendered the Contract, Purchase Payments may be made at any time during the life of the Annuitant and before the Annuity Commencement Date.

    The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, our approval is required before we will accept a Purchase Payment if the value of a Contract's Accumulation Account exceeds $1,000,000 or if the Purchase Payment would cause the value of a Contract's Accumulation Account to exceed $1,000,000.

    Completed application forms, together with the initial Purchase Payment, are forwarded to us. Upon acceptance, we issue the Contract to the Owner and credit the initial Purchase Payment to the Contract in the form of Accumulation Units. We will credit the initial Purchase Payment within two business days of our receipt of a completed application. If an application is incomplete, we may retain the Purchase Payment for up to five business days while we attempt to complete the application. If we cannot complete the application within five business days, we will inform the applicant of the reasons for the delay and return the Purchase Payment immediately, unless the applicant specifically consents to our retaining the Purchase Payment until the application is made complete. Once the application is completed, we will credit the Purchase Payment within two business days. We will apply all subsequent Purchase Payments using the Accumulation Unit values for the Valuation Period during which we receive the Purchase Payment.

    We will establish an Accumulation Account for each Contract. The Contract's Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to the Contract's Accumulation Account.

    We will allocate each net Purchase Payment to either the Fixed Account or to Sub-Accounts of the Variable Account or to both Sub-Accounts and the Fixed Account, in accordance with the allocation factors that the Owner specifies in the application or as subsequently changed (see Appendix A to the Statement of Additional Information for a description of the Fixed Account). Upon receipt of a Purchase Payment, we will credit all or that portion, if any, of the net Purchase Payment to be allocated to the Sub-Accounts to the Accumulation Account in the form of Variable Accumulation Units. The number of Variable Accumulation Units we credit is determined by dividing the dollar amount allocated to a Sub-Account by the Variable Accumulation Unit value for that Sub-Account for the Valuation Period during which we received the Purchase Payment.

    We established the Variable Accumulation Unit value for each Sub-Account at $10.00 for the first Valuation Period of that Sub-Account. We determine the Variable Accumulation Unit value for the Sub-Account for any subsequent Valuation Period by multiplying the Variable Accumulation Unit value for the immediately preceding Valuation Period by the Net Investment Factor for the subsequent Valuation Period. The Variable Accumulation Unit value for each Sub-Account for any Valuation Period is determined at the end of the Valuation Period and may increase, decrease or remain constant from Valuation Period to Valuation Period, depending upon the investment performance of the Fund in which the Sub-Account is invested and the expenses and charges deducted from the Variable Account.

NET INVESTMENT FACTOR

    The Net Investment Factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore the value of a Variable Accumulation Unit may increase, decrease or remain the same.

    The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result, where:

    (a) is the net result of:

       (1) the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

       (2) the per share amount of any dividend or other distribution declared by the Fund issuing the shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

       (3) a per share credit or charge with respect to any taxes paid, or reserved for by the Company during the Valuation Period which are determined to be attributable to the operation of the Sub-Account (no federal income taxes are applicable under present law);

    (b) is the net asset value of a Fund share held in the Sub-Account, determined as of the end of the preceding Valuation Period; and

    (c) is the risk charge factor determined by the Company for the Valuation Period to reflect the charge for assuming the mortality and expense risks.

TRANSFERS

    During the Accumulation Phase, the Owner may transfer all or part of the Contract's Accumulation Account Value to one or more Sub-Accounts then available or to the Fixed Account, or to any combination of these options. We make these transfers by converting the value of the Accumulation Units the Owner wishes to transfer into Variable Accumulation Units of Sub-Accounts and/or Fixed Accumulation

Units of the same aggregate value, as the Owner chooses. These transfers are subject to the following conditions:

    (1) Transfers involving Fixed Accumulation Units may be made only during the 45 day period before and the 45 day period after each Contract Anniversary;

    (2) Not more than 12 transfers may be made in any Contract Year; and

    (3) The value of Accumulation Units transferred may not be less than $1,000, unless all of the Fixed Accumulation Units or all of the Variable Accumulation Units of a particular Sub-Account credited to the Accumulation Account are being transferred.

    In addition, these transfers will be subject to such terms and conditions as each Fund may impose. We will make these transfers using the Accumulation Unit values for the Valuation Period during which we receive the request for transfer. You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

                                  WITHDRAWALS

    At any time during the Accumulation Phase, the Owner may elect to receive a cash withdrawal payment under the Contract. Withdrawals may be subject to a withdrawal charge (see "Withdrawal Charges"). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). Since the Contracts will be issued only in connection with retirement plans that meet the requirements of Section 401 or Section 408 (excluding Section 408(b)) of the Internal Revenue Code, you should refer to the terms of the particular retirement plan for any limitations or restrictions on cash withdrawals.

    A withdrawal request will be effective on the date we receive it. If the Owner requests a withdrawal of more than $5,000, we may require a signature guarantee. The request must specify the amount the Owner wishes to withdraw. For a partial withdrawal, the Owner may specify the amount to be withdrawn from the Fixed Account and/or each Sub-Account to which the Contract's Accumulation Account is allocated. If the Owner does not so specify, we will deduct the total amount requested pro rata based on the allocations at the end of the Valuation Period during which we receive the withdrawal request.

    If the Owner requests a full withdrawal, we will pay the value of the Accumulation Account at the end of the Valuation Period during which we receive the request, minus the contract maintenance charge for the current Contract Year and any applicable withdrawal charge. If the Owner requests a partial withdrawal, we will pay the amount requested less any applicable withdrawal charge and we will reduce the value of the Contract's Accumulation Account by deducting the amount requested. If the Owner requests a partial withdrawal that would result in the value of the Accumulation Account being reduced to an amount less than the contract maintenance charge for the current Contract Year, we will treat it as a request for a full withdrawal.

    We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive the Owner's withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts withdrawn only for following periods:

    - When the New York Stock Exchange is closed, except weekends and holidays or when trading on the New York Stock Exchange is restricted;

    - When it is not reasonably practical to dispose of securities held by the Funds or to determine the value of the net assets of the Funds because an emergency exists; and

    - When an SEC order permits us to defer payment for the protection of securities holders.

                                 DEATH BENEFIT

    If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to the Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit, except as may be provided under Annuity Options B, D, or E, if elected. (Under these options, the Beneficiary may choose to receive remaining payments as they become due or a single lump sum payment of their discounted value.)

    Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living. Reference should be made to the terms of the particular retirement plan and any applicable legislation for any restrictions on the Beneficiary designation. If there is no designated Beneficiary living on the date of death of the Annuitant, we will pay the death benefit in one lump sum to the Owner, or if the Owner is the Annuitant, to the estate of the Owner/Annuitant.

    During the lifetime of the Annuitant and before the Annuity Commencement Date, the Owner may elect to have the death benefit payable under one or more of our annuity options listed under "Annuity Provisions" in this Prospectus, for the Beneficiary as Payee. If the Owner has not elected a method of settlement of the death benefit that is in effect on the date of death of the Annuitant, the Beneficiary may elect to receive the death benefit in the form of either a cash payment or one or more of our annuity options. If we do not receive an election by the Beneficiary within 60 days after the date we receive Due Proof of Death of the Annuitant and any required release or consent, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

    In all cases, no Owner or Beneficiary will be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code.

    You should refer to the terms of the particular retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the death benefit.

PAYMENT OF DEATH BENEFIT

    If the death benefit is to be paid in cash to the Beneficiary, we will make payment within seven days of the date the election becomes effective or is deemed to become effective, except as we may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described under "Withdrawals." If the death benefit is to be paid in one sum to the Owner or to the estate of the deceased Owner/Annuitant, we will make payment within seven days of the date we receive Due Proof of Death of the Annuitant and the Beneficiary.

    If the death benefit is to be paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the effective date or the deemed effective date of the election, and we will maintain the Contract's Accumulation Account in effect until the Annuity Commencement Date. The Owner or Beneficiary may elect an Annuity Commencement Date later than that described above, provided that such date is (a) the first day of a calendar month and (b) not later than the first day of the first month following the 85th birthday of the Beneficiary or other Payee designated by the Owner, as the case may be, unless otherwise restricted by the particular retirement plan or by applicable law (see "Annuity Commencement Date").

AMOUNT OF DEATH BENEFIT

    The death benefit is equal to the greatest of:

    (1) the value of the Contract's Accumulation Account;

    (2) the total Purchase Payments made under the Contract reduced by all withdrawals; and

    (3) the value of the Contract's Accumulation Account on the fifth Contract Anniversary, adjusted for any Purchase Payments or cash withdrawal payments made and contract charges assessed after the fifth Contract Anniversary.

    To determine the amount of the death benefit under (1) above, we will use Accumulation Values for the Valuation Period during which we receive Due Proof of Death of the Annuitant if the Owner has elected settlement under one or more of the Annuity Options; if no election by the Owner is in effect, we will use either the values for the Valuation Period during which an election by the Beneficiary becomes or is deemed effective or, if the death benefit is to be paid in one sum to the Owner or to the Owner/Annuitant's estate, the values for the Valuation Period during which we receive Due Proof of Death of both the Annuitant and the designated Beneficiary.

                                CONTRACT CHARGES

    We will assess contract charges under the Contract as follows:

CONTRACT MAINTENANCE CHARGE

    We deduct an annual contract maintenance charge of $25 as partial reimbursement to us for administrative expenses relating to the issuance and maintenance of the Contract. Prior to the Annuity Commencement Date, we deduct this charge on each Contract Anniversary. We will also deduct this charge on surrender of the Contract for full value on a date other than the Contract Anniversary. We deduct the contract maintenance charge in equal amounts from the Fixed Account and each Sub-Account in which the Owner has Accumulation Units at the time of such deduction.

    On the Annuity Commencement Date, we will reduce the value of the Contract's Accumulation Account by a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the contract maintenance charge pro rata from each annuity payment made during the year.

    We will not increase the amount of the contract maintenance charge. We reserve the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer's retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses. We do not expect to make a profit from the contract maintenance charge.

MORTALITY AND EXPENSE RISK CHARGE

    We assume the risk that Annuitants may live for a longer period of time than we have estimated in establishing the guaranteed annuity rates incorporated into the Contract, and the risk that administrative charges assessed under the Contract may be insufficient to cover our actual administrative expenses incurred.

    For assuming these risks, we make a deduction from the Variable Account at the end of each Valuation Period both during the Accumulation Phase and after the annuity payments begin at an effective annual rate of 1.30%. We may change the rate of this deduction annually but it will not exceed 1.30% on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, we will bear the loss. Conversely, if the deduction proves more than sufficient, the excess will be profit to us and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, we will meet the deficiency from our general corporate funds, which may include amounts derived from the mortality and expense risk charges. For the year ended December 31, 2000, mortality and expense risk charges were the only expenses of the Variable Account.

WITHDRAWAL CHARGES

    We do not deduct a sales charge from Purchase Payments. However, we will assess a withdrawal charge (contingent deferred sales charge) on certain amounts you withdraw as reimbursement for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

    The Owner may withdraw a portion of the Accumulation Account value each year without imposition of any withdrawal charge, and after we have held a Purchase Payment for five years it may be withdrawn free of any withdrawal charge. In addition, we do not assess a withdrawal charge upon annuitization or upon the transfer of Accumulation Account values among the Sub-Accounts or between the Sub-Accounts and the Fixed Account.

    All other full or partial withdrawals are subject to a withdrawal charge equal to 5% of the amount withdrawn that is subject to the charge. We will apply the charge as follows:

       (1) OLD PAYMENTS, NEW PAYMENTS AND "ACCUMULATED VALUE": In a given Contract Year, "New Payments" are Payments made in that Contract Year or in the previous four Contract Years; "Old Payments" are Payments made before the previous four Contract Years. The remainder of the Accumulation Account value -- that is, the value of the Accumulation Account minus the total of Old Payments and New Payments -- is called the "accumulated value."

       (2) ORDER OF WITHDRAWAL: When the Owner makes a full surrender or partial withdrawal, we consider the oldest Payment not previously withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old Payments and New Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

       (3) FREE WITHDRAWAL AMOUNT: In any Contract Year, the Owner may withdraw the following amount before we impose a withdrawal charge: (a) any Old Payments not previously withdrawn plus (b) 10% of any New Payments, whether or not these New Payments have been previously withdrawn.

       (4) AMOUNT SUBJECT TO WITHDRAWAL CHARGE: We will impose the 5% withdrawal charge on the excess, if any, of (a) Old Payments and New Payments being withdrawn over (b) the remaining free withdrawal amount at the time of the withdrawal. We do not impose the withdrawal charge on amounts attributed to accumulated value.

    Aggregate withdrawal charges assessed against a Contract will never exceed 5% of the total amount of Purchase Payments made under the Contract (see Appendix C to the Statement of Additional Information for examples of withdrawals and withdrawal charges).

PREMIUM TAXES

    We will make a deduction, when applicable, for premium taxes or similar state or local taxes. The amount of such applicable tax varies by jurisdiction and in many jurisdictions there is no premium tax at all. We believe that such premium taxes or similar taxes currently range from 0% to 3.5%. It is currently our policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, we reserve the right to deduct such taxes on or after the date they are incurred.

CHARGES OF THE FUNDS

    The Variable Account purchases shares of the Funds at net asset value. The net asset value of these shares reflects investment management fees, Rule 12b-1 (i.e., distribution plan) fees and expenses (including, but not limited to, compensation of trustees/directors, governmental expenses, interest charges, taxes, fees of auditors, legal counsel, transfer agent and custodian, transactional expenses and brokerage commissions) already deducted from the assets of the Funds. These fees and expenses are more fully described in the Funds' prospectuses and related statements of additional information.

                               ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

    We begin making annuity payments under a Contract on the Annuity Commencement Date, which the Owner selects in the Contract application. The Owner may change this date as provided in the Contract; however, the new Annuity Commencement Date must be the first day of a month and not later than the first day of the first month following the Annuitant's 85th birthday, unless otherwise limited or restricted by the particular retirement plan or by applicable law. In most situations, current law requires that certain minimum distributions commence no later than April 1 following the year the Annuitant reaches age
70 1/2. In addition, the particular retirement plan may impose additional limitations. The Annuity Commencement Date may also be changed by an election of an annuity option, as described under "Death Benefit". Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

    On the Annuity Commencement Date, we will cancel the Contract's Accumulation Account and apply its adjusted value to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period that ends immediately before the Annuity Commencement Date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge (see "Contract Maintenance Charge"). NO CASH WITHDRAWALS WILL BE PERMITTED AFTER THE ANNUITY COMMENCEMENT DATE EXCEPT AS MAY BE AVAILABLE UNDER ANNUITY OPTIONS B, D, OR E, IF ELECTED. (Under these options, the if the Annuitant dies on or after the Annuity Commencement Date, the Beneficiary may choose to receive the remaining payments as they become due or in a single lump sum payment of their discounted value.)

ANNUITY OPTIONS

    During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Owner may elect one or more of the annuity options described below or such other settlement option as we may agree to for the Annuitant as Payee, except as restricted by the particular retirement plan or any applicable legislation. These annuity options may also be elected by the Owner or the Beneficiary, as provided under "Death Benefit."

    The Owner may not change any election after 30 days before the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day before the Annuity Commencement Date, we will deem Annuity Option B, for a Life Annuity with 120 Monthly Payments Certain, to have been elected.

    Any election may specify the proportion of the adjusted value of the Contract's Accumulation Account to be applied to the Fixed Account and the Sub-Accounts. If the election does not so specify, the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Sub-Accounts will be determined on a pro rata basis from the composition of the Accumulation Account on the Annuity Commencement Date.

    Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity.

Annuity Option A. Life Annuity: We make monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because we do not make further payments after the death of the Payee and there is no provision for a death benefit payable to a Beneficiary.

Annuity Option B. Life Annuity with 60, 120 or 240 Monthly Payments Certain: We make monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain, as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain was elected.

Annuity Option C. Joint and Survivor Annuity: We make monthly payments during the joint lifetime of the Payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time this option was elected of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

Annuity Option D. Fixed Payments for a Specified Period Certain: We make fixed monthly payments for a specified period of time (at least three years but not exceeding 30 years), as elected.

Annuity Option E. Fixed Payments: We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we shall determine from time to time but which shall not be less than 4% per year, compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year.

DETERMINATION OF ANNUITY PAYMENTS

    We will determine the dollar amount of the first Variable Annuity payment in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. We determine all Variable Annuity payments other than the first by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first Variable Annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period that ends immediately before the Annuity Commencement Date. The number of Annuity Units of each Sub-Account credited to the Contract then remains fixed, unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

    The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

EXCHANGE OF VARIABLE ANNUITY UNITS

    After the Annuity Commencement Date, the Payee may exchange Variable Annuity Units from one Sub-Account to another, up to a maximum of 12 such exchanges each Contract Year. We calculate the number of new Variable Account units so that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange.

ANNUITY PAYMENT RATES

    The Contract contains annuity payment rates for each annuity option described above. The rates show, for each $1,000 applied, the dollar amount of
(a) the first monthly Variable Annuity payment based on the assumed interest rate of 4%, and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee.

    If net investment return of the Sub-Accounts was exactly equal to the assumed interest rate of 4%, the amount of each Variable Annuity payment would remain level. If a net investment return is greater than 4%, the amount of each variable annuity payment would increase; conversely, if the net investment return is less than 4%, the amount of each variable annuity payment would decrease.

                           OTHER CONTRACT PROVISIONS

OWNER

    The Owner is entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the

Contract. The Annuitant becomes the Owner on and after the Annuity Commencement Date. The Beneficiary becomes the Owner on the death of the Annuitant. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/participant to exercise certain Contract rights and privileges.

    Transfer of ownership of a Contract is governed by the laws and regulations applicable to the retirement plan for which we issue the Contract. Subject to the foregoing, a Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

VOTING OF FUND SHARES

    We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. We will vote Fund shares for which no timely voting instructions are received in the same proportion as the shares for which instructions are received from persons having such voting rights. The Owner is the person having the right to give voting instructions prior to the Annuity Commencement Date. On or after the Annuity Commencement Date, the Payee is the person having such voting rights.

    Owners of Contracts may be subject to other voting provisions of the particular retirement plan. Employees who contribute to retirement plans which are funded by the Contracts are entitled to instruct the Owners as to how to instruct the Company to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans.

    We will determine the number of particular Fund shares as to which each such person is entitled to give instructions on a date not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, we determine the number of particular Fund shares as to which voting instructions may be given by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Contract's Accumulation Account by the net asset value of one particular Fund share as of the same date. On or after the Annuity Commencement Date, we determine the number of particular Fund shares as to which such instructions may be given by a Payee by dividing the reserve held by the Company in the particular Sub-Account for the Contract by the net asset value of a particular Fund share as of the same date.

PERIODIC REPORTS

    During the Accumulation Phase, we may send the Owner, or such other person having voting rights, at least once during each Contract Year, a statement showing the number, type and value of Accumulation Units credited to the Contract's Accumulation Account and the fixed accumulation value of such account, which statement shall be accurate as of a date not more than two months previous to the date of mailing. These periodic statements contain important information concerning Accumulation Account transactions with respect to a Contract. It is the obligation of the Owner to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from the Owner within such time period, we may not be responsible for correcting the error or discrepancy.

    In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in the Contract's Accumulation Account as may be required by applicable laws, rules and regulations.

    Upon request, we will provide the Owner with information regarding fixed and variable accumulation values.

SUBSTITUTED SECURITIES

    Shares of any of the Funds may not always be available for purchase by the Variable Account or we may decide that further investment in any such Fund's shares is no longer appropriate in view of the purposes of the Variable Account. In either event, we may substitute shares of another registered open-end investment company both for Fund shares already purchased by the Variable Account and as the security to be purchased in the future provided that these substitutions have been approved, if required, by the Securities and Exchange Commission. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

MODIFICATION

    Upon notice to the Owner, or to the Payee during the annuity period, we may modify the Contract, but only if such modification (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject, (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts,
(iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts, (iv) provides additional Variable Account and/or fixed accumulation options, or (v) may otherwise be in the best interests of Owners or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement to the Contract to reflect such modification.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

    At the Company's election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the Securities and Exchange Commission. In the event of any such change in the operation of the Variable Account, we may make appropriate endorsement to the Contract to reflect the change and take such action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

    We reserve the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

                               TAX CONSIDERATIONS

    The Contracts are designed for use by retirement plans under the provisions of Sections 401 and 408 (excluding Section 408(b)) of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the value of a Contract's Accumulation Account, on annuity payments and on the economic benefit to the Owner, the Annuitant, the Payee or the Beneficiary may depend upon the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned.

    The following discussion of the treatment of the Contracts and of the Company under the federal income tax laws is general in nature, is based upon the Company's understanding of current federal income tax laws, and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. A more detailed discussion of the federal tax status of the Contracts is contained in the Statement of Additional Information. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE FEDERAL, STATE OR LOCAL TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY

    Under existing federal income tax laws, the income of the Variable Account, to the extent that it is applied to increase reserves under the Contracts, is not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

    The Contracts are designed for use in connection with retirement plans. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contracts. Generally, no tax is imposed on the increase in the value of a Contract until a distribution occurs. Monthly annuity payments made as retirement distributions, and lump-sum payments or cash withdrawals (when permitted by the applicable retirement plan) under a Contract are generally taxable to the Annuitant as ordinary income to the extent that such payments are not deemed to come from the Owner's previously taxed investment in the Contract. Distributions made prior to age 59 1/2 generally are subject to a 10% penalty tax, although this tax will not apply in certain circumstances. Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

    In certain circumstances, the Company is required to withhold and remit to the U.S. Government part of the taxable portion of each distribution made under a Contract.

RETIREMENT PLANS

    The Contracts are designed for use with the following types of qualified retirement plans: (1) Pension and Profit-Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing old H.R. 10 (Keogh) Plans; and (2) Individual Retirement Accounts ("IRAs") permitted by Sections 219 and 408 of the Code (excluding IRAs established as "Individual Retirement Annuities" under Section 408(b), but including Simplified Employee Pensions established by employers pursuant to
Section 408(k)) and Simple Retirement Accounts established pursuant to
Section 408(p)).

    The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of the Contracts with the various types of retirement plans. Participants in such plans as well as Owners, Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. The Company will provide purchasers of Contracts used in connection with IRAs with such supplemental information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.

                         DISTRIBUTION OF THE CONTRACTS

    The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents are registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts are distributed by Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, our wholly-owned subsidiary. We will pay commissions and other distribution compensation that will not be more than 5.11% of the Purchase Payments. In addition, after the fifth Contract Year, we may pay broker-dealers who have entered into distribution agreements with us an annual renewal commission of no more than 0.20% of the Contract's Accumulation Account value.

                               LEGAL PROCEEDINGS

    There are no pending legal proceedings affecting the Variable Account. We are engaged in various kinds of routine litigation which, in management's opinion, is not material with respect to the Variable Account.

                                OWNER INQUIRIES

    All Owner inquiries should be directed to us at our Annuity Mailing Address.

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

General Information
Annuity Provisions
Other Contract Provisions
Tax Considerations
Administration of the Contracts
Distribution of the Contracts
Accountants
Financial Statements
Appendix A--The Fixed Account
Appendix B--Illustrative Examples of Variable Accumulation
 Unit Value, Variable Annuity Unit Value and Variable
 Annuity Payment Calculations
Appendix C--Withdrawals and Withdrawal Charges

    This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2001 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

--------------------------------------------------------------------------------

To:   Sun Life Assurance Company of Canada (U.S.)
     c/o Retirement Products and Services
     P.O. Box 1024
     Boston, Massachusetts 02103

    Please send me a Statement of Additional Information for Compass I--Sun Life of Canada (U.S.) Variable Account C.

Name
---------------------------------------------------------------------------

Address
---------------------------------------------------------------------------

---------------------------------------------------------------------------

City
--------------------------------------------------- State
---------------------------------- Zip
-------------------------------------

Telephone
---------------------------------------------------------------------------

PROSPECTUS

MAY 1, 2001

COMBINATION FIXED/VARIABLE
ANNUITY FOR QUALIFIED
RETIREMENT PLANS
[LOGO]

        ISSUED BY
        SUN LIFE INSURANCE COMPANY OF
        CANADA (U.S.)
        c/o Retirement Products and Services
        P.O. Box 1024
        Boston, Massachusetts 02103

        GENERAL DISTRIBUTOR
        Clarendon Insurance Agency, Inc.
        One Sun Life Executive Park
        Wellesley Hills, Massachusetts 02481

        AUDITORS
        Deloitte & Touche LLP
        200 Berkeley Street
        Boston, Massachusetts 02116

                    ISSUED IN CONNECTION WITH
                    SUN LIFE OF CANADA (U.S.)
                    VARIABLE ACCOUNT C

CO1US-1 5/2001

                                     PART B

                     INFORMATION REQUIRED IN A STATEMENT OF

                             ADDITIONAL INFORMATION


     Attached hereto and made a part hereof is a Statement of Additional Information dated May 1, 2001.

                                                                     MAY 1, 2001


                                   COMPASS I

                      STATEMENT OF ADDITIONAL INFORMATION

                  SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

                               TABLE OF CONTENTS

General Information..................................................    2
Annuity Provisions...................................................    2
Other Contract Provisions............................................    3
Tax Considerations...................................................    4
Administration of the Contracts......................................    5
Distribution of the Contracts........................................    5
Accountants..........................................................    6
Financial Statements.................................................    7
Appendix A--The Fixed Account........................................   41
Appendix B--Illustrative Examples of Variable Accumulation Unit
 Value Calculations, Variable Annuity Unit Value Calculations and
 Variable Annuity Payment Calculations...............................   43
Appendix C--Withdrawals and Withdrawal Charges.......................   44


    This Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Compass I Combination Fixed/Variable Annuity Contracts (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun Life of Canada (U.S.) Variable Account C (the "Variable Account") which is not necessarily included in the Prospectus dated May 1, 2001. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.) c/o Retirement Products and Services, P.O. Box 1024, Boston, Massachusetts 02103 (sometimes referred to as the "Annuity Mailing Address"), or by telephoning (800) 752-7215.

    The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.
--------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                              GENERAL INFORMATION

THE COMPANY

    Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Its Executive Office is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

    The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

THE VARIABLE ACCOUNT

    Sun Life of Canada (U.S.) Variable Account C (the "Variable Account") is a separate account of the Company and meets the definition of a separate account under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

THE FIXED ACCOUNT

    If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account, which is the general account of the Company. Because of exemptive and exclusionary provisions, that part of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account, nor any interests therein are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Statement of Additional Information with respect to that portion of the Contract relating to the Fixed Account. Disclosures regarding the fixed portion of the Contract and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made herein (see "Appendix A--The Fixed Account").

                               ANNUITY PROVISIONS

DETERMINATION OF ANNUITY PAYMENTS

    On the Annuity Commencement Date the Contract's Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and theday before the Annuity Commencement Date.

    The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Sub-Account credited to the Contract then remains fixed, unless an exchange of Annuity Units is made as described in the Prospectus. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Sub-Account credited to the Contract by the Annuity Unit value for the particular Sub-Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

    For a description of fixed annuity payments, see Appendix A.

    For a hypothetical example of the calculation of a variable annuity payment, see Appendix B.

ANNUITY UNIT VALUE

    The Annuity Unit value for each Sub-Account was established at $10.00 for the first Valuation Period of the particular Sub-Account. The Annuity Unit value for the particular Sub-Account for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the particular Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor (see "Net Investment Factor" in the Prospectus) for the particular Sub-Account for the current Valuation Period, and then multiplying that product by a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. The factor is 0.99989255 for a one day Valuation Period.

    For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix B.


                           OTHER CONTRACT PROVISIONS

RIGHT TO RETURN CONTRACT

    The Owner should read the Contract carefully as soon as it is received. If the Owner wishes to return the Contract, it must be returned to the Company at the Company's Annuity Mailing Address within ten days after it was delivered to the Owner. When the Company receives the returned Contract, it will be canceled and the full amount of any Purchase Payment(s) received by the Company will be refunded.


     Under the Internal Revenue Code, an Owner establishing an Individual Retirement Account ("IRA") must be furnished with a disclosure statement containing certain information about the Contract and applicable legal requirements. This statement must be furnished on or before the date the IRA is established. If the Owner is furnished with such disclosure statement before the seventh day preceding the date the IRA is established, the Owner will not have any right of revocation. If the disclosure statement is furnished after the seventh day preceding the establishment of the IRA, then the Owner may revoke the Contract any time within seven days after the issue date. Upon such revocation, the Company will refund all Purchase Payment(s) made by the Owner. The foregoing right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. The Company will allow an Owner establishing an IRA a "ten day free look," notwithstanding the provisions of the Internal Revenue Code.

OWNER AND CHANGE OF OWNERSHIP

    The Contract shall belong to the Owner or to the successor Owner or transferee of the Owner. All Contract rights and privileges may be exercised by the Owner, the successor Owner or transferee of the Owner without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Annuitant becomes the Owner on and after the Annuity Commencement Date. The Beneficiary becomes the Owner on the death of the Annuitant. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/participant to exercise certain contract rights and privileges.


    Ownership of the Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (4) as otherwise permitted from time to time by laws and regulations governing the retirement plans for which the Contract may be issued. Subject to the foregoing, the Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company. A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the

New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

DESIGNATION AND CHANGE OF BENEFICIARY

    The Beneficiary designation contained in the Contract application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

    Subject to the rights of an irrevocably designated Beneficiary, the Owner (or the Annuitant, as permitted by the Owner) may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company at its Annuity Service Mailing Address. When it is so received, the change or revocation will be effective as of the date on which the beneficiary designation or revocation was signed by the Owner or the Annuitant, as applicable.

    Reference should be made to the terms of the particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

CUSTODIAN

    The Custodian of the assets of the Variable Account is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Company will direct the Custodian to purchase Fund shares at net asset value in connection with amounts allocated to the particular Sub-Account in accordance with the instructions of the Owner and to redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

                              TAX CONSIDERATIONS

INTRODUCTION

    The Contracts are designed for use by retirement plans under the provisions of Sections 401 or 408 (excluding Section 408(b)) of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the value of the Contract's Accumulation Account, on annuity payments and on the economic benefit to the Owner, the Annuitant, the Payee or the Beneficiary may depend upon the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature, is based upon the Company's understanding of federal income tax laws as currently interpreted, and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

    The Company is taxed as a life insurance company under the Code. Although the operations of the Variable Account are accounted for separately from other operations of the Company for purposes of federal income taxation, the Variable Account is not separately taxable as a regulated investment company or otherwise as a taxable entity separate from the Company. Under existing federal income tax laws, the income and capital gains of the Variable Account to the extent applied to increase reserves under the Contracts are not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

    A participant in a retirement plan is the individual on whose behalf a Contract is issued. Certain federal income tax advantages are available to participants in retirement plans which meet the requirements of Section 401 or Section 408 (excluding Section 408(b)) of the Code. The Contracts are designed for use in connection with such retirement plans and accordingly all or a portion of the contributions to such plans will be used to make Purchase Payments under the Contracts. Monthly annuity payments made as retirement distributions under a Contract are generally taxable to the Annuitant as ordinary income under Section 72 of the Code. Distributions prior to age 59 1/2 generally are subject to a 10% penalty tax, although this tax will not apply in certain circumstances. Certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Owner or Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than a hardship distribution or a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Only the plan participant or the participant's spouse may elect to roll over a distribution to an eligible retirement plan.


    Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.


    The Company will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Contract issued in connection with an individual retirement account unless the Owner or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that he or she chooses not to have any amounts withheld.

    In the case of distributions from a Contract (other than a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. Government 20% of each distribution that is an eligible rollover distribution (as defined above), unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Contract is not an eligible rollover distribution, then the Owner or Payee can choose not to have amounts withheld as described above for individual retirement accounts.

    Amounts withheld from any distribution may be credited against the Owner's or Payee's federal income tax liability for the year of the distribution.

    The Tax Reform Act of 1984 authorizes the Internal Revenue Service to promulgate regulations that prescribe investment diversification requirements for segregated asset accounts underlying certain variable annuity contracts. These regulations do not affect the tax treatment of qualified contracts, such as the Contracts.

    Due to the complex nature and frequent revisions of the federal income tax laws affecting retirement plans, a person contemplating the purchase of a Contract for use in connection with a retirement plan, the distribution or surrender of a Contract held under a retirement plan, or the election of an annuity option provided in a Contract should consult a qualified tax adviser.

                        ADMINISTRATION OF THE CONTRACTS

    The Company performs certain administrative functions relating to the Contracts and the Variable Account. These functions include, among other things, maintaining the books and records of the Variable Account and the Sub-Accounts, and maintaining records of the name, address, taxpayer identification number, Contract number, type of Contract issued to each Owner, the status of the Accumulation Account under each Contract, and other pertinent information necessary to the administration and operation of the Contracts.

                         DISTRIBUTION OF THE CONTRACTS

    The offering of the Contracts is continuous. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents are registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, a wholly-owned subsidiary of the Company. Commissions and other distribution compensation will be paid by the Company and will not be more than 5.11% of the Purchase Payments. In addition, after the fifth (5th) Contract Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.20% of the Contract's Accumulation Account values. During 1998, 1999 and 2000, approximately $19,686, $15,662, $10,177 respectively, was paid to and retained by Clarendon in connection with the distribution of the Contracts.

                                  ACCOUNTANTS

    Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, are the Variable Account's independent auditors providing auditing and other professional services.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

STATEMENT OF CONDITION -- December 31, 2000

 ASSETS:
   Investments in mutual funds:                       Shares        Cost         Value
                                                     ---------  ------------  ------------
     Massachusetts Investors Trust (MIT)*..........    621,868  $ 10,066,048  $ 12,449,450
     Massachusetts Investors Growth Stock Fund
       (MIG)*......................................    742,551    10,821,825    12,723,983
     MFS Total Return Fund (MTR)*..................  1,103,423    16,482,675    17,003,581
     MFS Growth Opportunities Fund (MGO)*..........  3,139,564    41,282,655    36,978,912
     MFS Research Fund (MFR)*......................    407,449     7,702,366     9,772,292
     MFS Bond Fund (MFB)*..........................    325,079     4,250,001     4,006,762
     MFS Money Market Fund (MCM)...................  3,600,218     3,600,218     3,600,218
     MFS Government Money Market Fund (MCG)........    800,083       800,083       800,083
     MFS High Income Fund (MFH)*...................  1,079,747     5,647,123     4,526,441
     MFS Global Governments Fund (MGG)*............    118,712     1,291,935     1,132,984
     MFS Emerging Growth Fund (MEG)*...............    345,605    11,684,276    15,476,626
                                                                ------------  ------------
                                                                $113,629,205  $118,471,332
                                                                ============
 LIABILITY:
   Payable to sponsor.......................................................      (163,865)
                                                                              ------------
         Net assets.........................................................  $118,307,467
                                                                              ============

NET ASSETS:

                                         Applicable to Owners of
                                   Deferred Variable Annuity Contracts   Reserve for
                                   ------------------------------------    Variable
                                     Units    Unit Value      Value       Annuities       Total
                                   ---------  -----------  ------------  ------------  ------------
     MIT.........................   114,368    $107.3274   $ 12,271,076   $  202,805   $ 12,473,881
     MIG.........................   101,316     124.1321     12,568,980      169,386     12,738,366
     MTR.........................   202,109      82.1851     16,567,143       94,436     16,661,579
     MGO.........................   493,732      74.0261     36,819,667      213,858     37,033,525
     MFR.........................    98,988      98.5623      9,759,114       30,368      9,789,482
     MFB.........................    95,591      40.1511      3,933,253       94,064      4,027,317
     MCM.........................   155,943      22.7218      3,538,299       71,195      3,609,494
     MCG.........................    36,854      21.6698        798,089        2,398        800,487
     MFH.........................   109,868      41.4072      4,474,154       96,224      4,570,378
     MGG.........................    28,609      37.1959      1,063,990       28,172      1,092,162
     MEG.........................   189,544      81.2281     15,395,253      115,543     15,510,796
                                                           ------------   ----------   ------------
         Net assets......................................  $117,189,018   $1,118,449   $118,307,467
                                                           ============   ==========   ============

*Investments are made in Class A shares of the Fund.

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

STATEMENT OF OPERATIONS -- Year Ended December 31, 2000

                                             MIT           MIG           MTR           MGO            MFR           MFB
                                         Sub-Account   Sub-Account   Sub-Account   Sub-Account    Sub-Account   Sub-Account
                                         -----------   -----------   -----------   ------------   -----------   ------------
INCOME AND EXPENSES:
  Dividend income and capital gain
   distributions received..............  $  530,199    $1,187,595    $1,125,476    $ 12,132,951   $ 1,253,876   $    292,658
  Mortality and expense risk charges...    (174,770)     (189,427)     (204,749)       (580,905)     (143,450)       (50,271)
                                         -----------   -----------   -----------   ------------   -----------   ------------
      Net investment income (loss).....  $  355,429    $  998,168    $  920,727    $ 11,552,046   $ 1,110,426   $    242,387
                                         -----------   -----------   -----------   ------------   -----------   ------------
REALIZED AND UNREALIZED GAINS (LOSSES):
  Realized gains (losses) on investment
   transactions:
    Proceeds from sales................  $4,286,156    $2,638,966    $4,183,988    $  6,370,966   $ 1,151,141   $    809,514
    Cost of investments sold...........  (2,278,475)   (1,374,843)   (3,924,945)     (3,998,583)     (520,642)      (887,116)
                                         -----------   -----------   -----------   ------------   -----------   ------------
      Net realized gains (losses)......  $2,007,681    $1,264,123    $  259,043    $  2,372,383   $   630,499   $    (77,602)
                                         -----------   -----------   -----------   ------------   -----------   ------------
  Net unrealized appreciation
   (depreciation) on investments:
    End of year........................  $2,383,402    $1,902,158    $  520,906    $ (4,303,743)  $ 2,069,926   $   (243,239)
    Beginning of year..................   5,036,912     5,331,016      (874,521)     14,933,626     4,407,586       (363,571)
                                         -----------   -----------   -----------   ------------   -----------   ------------
      Change in unrealized appreciation
        (depreciation).................  $(2,653,510)  $(3,428,858)  $1,395,427    $(19,237,369)  $(2,337,660)  $    120,332
                                         -----------   -----------   -----------   ------------   -----------   ------------
    Realized and unrealized gains
      (losses).........................  $ (645,829)   $(2,164,735)  $1,654,470    $(16,864,986)  $(1,707,161)  $     42,730
                                         -----------   -----------   -----------   ------------   -----------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS............................  $ (290,400)   $(1,166,567)  $2,575,197    $ (5,312,940)  $  (596,735)  $    285,117
                                         ===========   ===========   ===========   ============   ===========   ============

                                            MCM           MCG           MFH           MGG            MEG
                                        Sub-Account   Sub-Account   Sub-Account   Sub-Account    Sub-Account
                                        -----------   -----------   -----------   ------------   -----------
INCOME AND EXPENSES:
  Dividend income and capital gain
   distributions received.............  $  230,260    $   44,216    $  542,398    $    --        $ 1,622,546
  Mortality and expense risk
   charges............................     (51,089)      (10,391)      (69,958)        (15,669)     (276,566)
                                        -----------   -----------   -----------   ------------   -----------
      Net investment income (loss)....  $  179,171    $   33,825    $  472,440    $    (15,669)  $ 1,345,980
                                        -----------   -----------   -----------   ------------   -----------
  REALIZED AND UNREALIZED GAINS
   (LOSSES):
  Realized gains (losses) on
   investment transactions:
    Proceeds from sales...............  $3,085,568    $  195,092    $1,339,658    $    524,986   $ 3,576,531
    Cost of investments sold..........  (3,085,568)     (195,092)   (1,455,467)       (668,886)   (1,073,176)
                                        -----------   -----------   -----------   ------------   -----------
      Net realized gains (losses).....  $   --        $   --        $ (115,809)   $   (143,900)  $ 2,503,355
                                        -----------   -----------   -----------   ------------   -----------
  Net unrealized appreciation
   (depreciation) on investments:
    End of year.......................  $   --        $   --        $(1,120,682)  $   (158,951)  $ 3,792,350
    Beginning of year.................      --            --          (344,716)       (309,146)   13,417,863
                                        -----------   -----------   -----------   ------------   -----------
      Change in unrealized
        appreciation (depreciation)...  $   --        $   --        $ (775,966)   $    150,195   $(9,625,513)
                                        -----------   -----------   -----------   ------------   -----------
    Realized and unrealized gains
      (losses)........................  $   --        $   --        $ (891,775)   $      6,295   $(7,122,158)
                                        -----------   -----------   -----------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS...........................  $  179,171    $   33,825    $ (419,335)   $     (9,374)  $(5,776,178)
                                        ===========   ===========   ===========   ============   ===========

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS

                                                     MIT                         MIG                         MTR
                                                 Sub-Account                 Sub-Account                 Sub-Account
                                          -------------------------   -------------------------   -------------------------
                                                 Year Ended                  Year Ended                  Year Ended
                                                December 31,                December 31,                December 31,
                                          -------------------------   -------------------------   -------------------------
                                             2000          1999          2000          1999          2000          1999
                                          -----------   -----------   -----------   -----------   -----------   -----------
OPERATIONS:
  Net investment income (loss)..........  $   355,429   $   319,437   $   998,168   $   944,741   $   920,727   $ 1,560,346
  Net realized gains (losses)...........    2,007,681       777,080     1,264,123       820,223       259,043       554,577
  Net unrealized gains (losses).........   (2,653,510)     (204,618)   (3,428,858)    2,344,071     1,395,427    (1,934,030)
                                          -----------   -----------   -----------   -----------   -----------   -----------
      Increase (Decrease) in net assets
        from operations.................  $  (290,400)  $   891,899   $(1,166,567)  $ 4,109,035   $ 2,575,197   $   180,893
                                          -----------   -----------   -----------   -----------   -----------   -----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received..........  $    87,203   $   167,331   $    73,894   $   122,298   $   154,843   $   195,625
    Net transfers between Sub-Accounts
     and Fixed Account..................   (1,421,199)      294,781     1,066,702     1,240,969    (1,032,609)   (1,348,674)
    Withdrawals, surrenders,
     annuitizations and contract
     charges............................   (2,192,729)   (1,407,400)   (2,257,200)   (1,510,781)   (2,710,413)   (2,450,106)
                                          -----------   -----------   -----------   -----------   -----------   -----------
      Net accumulation activity.........  $(3,526,725)  $  (945,288)  $(1,116,604)  $  (147,514)  $(3,588,179)  $(3,603,155)
                                          -----------   -----------   -----------   -----------   -----------   -----------
  Annuitization activity:
    Annuity payments and
      annuitizations....................  $     1,928   $   (37,372)  $    73,580   $   (35,111)  $   (18,380)  $   (18,350)
    Adjustments to annuity reserve......       (1,455)          339        (3,037)        3,462       (55,299)       (7,275)
                                          -----------   -----------   -----------   -----------   -----------   -----------
      Net annuitization activity........  $       473   $   (37,033)  $    70,543   $   (31,649)  $   (73,679)  $   (25,625)
                                          -----------   -----------   -----------   -----------   -----------   -----------
  Increase (Decrease) in net assets from
   participant transactions.............  $(3,526,252)  $  (982,321)  $(1,046,061)  $  (179,163)  $(3,661,858)  $(3,628,780)
                                          -----------   -----------   -----------   -----------   -----------   -----------
    Increase (Decrease) in net assets...  $(3,816,652)  $   (90,422)  $(2,212,628)  $ 3,929,872   $(1,086,661)  $(3,447,887)
NET ASSETS:
  Beginning of year.....................   16,290,533    16,380,955    14,950,994    11,021,122    17,748,240    21,196,127
                                          -----------   -----------   -----------   -----------   -----------   -----------
  End of year...........................  $12,473,881   $16,290,533   $12,738,366   $14,950,994   $16,661,579   $17,748,240
                                          ===========   ===========   ===========   ===========   ===========   ===========

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

                                                     MGO                          MFR                        MFB
                                                 Sub-Account                  Sub-Account                Sub-Account
                                          --------------------------   -------------------------   ------------------------
                                                  Year Ended                  Year Ended                  Year Ended
                                                 December 31,                December 31,                December 31,
                                          --------------------------   -------------------------   ------------------------
                                              2000          1999          2000          1999          2000         1999
                                          ------------   -----------   -----------   -----------   ----------   -----------
OPERATIONS:
  Net investment income (loss)..........  $ 11,552,046   $ 3,839,398   $ 1,110,426   $   674,814   $  242,387   $   275,836
  Net realized gains (losses)...........     2,372,383     2,072,403       630,499       961,202      (77,602)       12,111
  Net unrealized gains (losses).........   (19,237,369)    5,551,542    (2,337,660)      464,071      120,332      (455,059)
                                          ------------   -----------   -----------   -----------   ----------   -----------
      Increase (Decrease) in net assets
        from operations.................  $ (5,312,940)  $11,463,343   $  (596,735)  $ 2,100,087   $  285,117   $  (167,112)
                                          ------------   -----------   -----------   -----------   ----------   -----------

PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received..........  $    313,015   $   319,690   $    53,714   $    56,994   $   16,212   $    36,226
    Net transfers between Sub-Accounts
      and Fixed Account.................       608,216       (56,754)      193,906        39,394     (222,670)     (136,413)
    Withdrawals, surrenders,
      annuitizations and contract
      charges...........................    (5,819,539)   (4,743,125)     (882,483)   (1,597,218)    (440,444)     (930,409)
                                          ------------   -----------   -----------   -----------   ----------   -----------
      Net accumulation activity.........  $ (4,898,308)  $(4,480,189)  $  (634,863)  $(1,500,830)  $ (646,902)  $(1,030,596)
                                          ------------   -----------   -----------   -----------   ----------   -----------
  Annuitization activity:
    Annuity payments and
      annuitizations....................  $    (43,008)  $   (36,385)  $   (11,424)  $   (10,702)  $  (10,665)  $   (11,120)
    Adjustments to annuity reserve......        (2,088)       16,995          (120)        3,738        1,952          (286)
                                          ------------   -----------   -----------   -----------   ----------   -----------
      Net annuitization activity........  $    (45,096)  $   (19,390)  $   (11,544)  $    (6,964)  $   (8,713)  $   (11,406)
                                          ------------   -----------   -----------   -----------   ----------   -----------
  Increase (Decrease) in net assets from
    participant transactions............  $ (4,943,404)  $(4,499,579)  $  (646,407)  $(1,507,794)  $ (655,615)  $(1,042,002)
                                          ------------   -----------   -----------   -----------   ----------   -----------
    Increase (Decrease) in net assets...  $(10,256,344)  $ 6,963,764   $(1,243,142)  $   592,293   $ (370,498)  $(1,209,114)

NET ASSETS:
  Beginning of year.....................    47,289,869    40,326,105    11,032,624    10,440,331    4,397,815     5,606,929
                                          ------------   -----------   -----------   -----------   ----------   -----------
  End of year...........................  $ 37,033,525   $47,289,869   $ 9,789,482   $11,032,624   $4,027,317   $ 4,397,815
                                          ============   ===========   ===========   ===========   ==========   ===========

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

                                                          MCM                      MCG                       MFH
                                                      Sub-Account              Sub-Account               Sub-Account
                                               -------------------------   --------------------   -------------------------
                                                      Year Ended                Year Ended               Year Ended
                                                     December 31,              December 31,             December 31,
                                               -------------------------   --------------------   -------------------------
                                                  2000          1999         2000       1999         2000          1999
                                               -----------   -----------   --------   ---------   -----------   -----------
OPERATIONS:
  Net investment income (loss)...............  $   179,171   $   171,319   $ 33,825   $  36,210   $   472,440   $   546,384
  Net realized gains (losses)................      --            --           --         --          (115,809)      117,904
  Net unrealized gains (losses)..............      --            --           --         --          (775,966)     (271,484)
                                               -----------   -----------   --------   ---------   -----------   -----------
      Increase (Decrease) in net assets from
        operations...........................  $   179,171   $   171,319   $ 33,825   $  36,210   $  (419,335)  $   392,804
                                               -----------   -----------   --------   ---------   -----------   -----------

PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received...............  $    47,372   $    89,384   $  3,002   $  19,501   $    37,131   $    56,022
    Net transfers between Sub-Accounts and
      Fixed Account..........................     (726,382)      859,466    (20,188)     12,828      (195,692)     (227,923)
    Withdrawals, surrenders, annuitizations
      and contract charges...................     (868,136)   (1,404,142)   (67,164)   (586,196)   (1,019,143)   (1,258,452)
                                               -----------   -----------   --------   ---------   -----------   -----------
      Net accumulation activity..............  $(1,547,146)  $  (455,292)  $(84,350)  $(553,867)  $(1,177,704)  $(1,430,353)
                                               -----------   -----------   --------   ---------   -----------   -----------
  Annuitization activity:
    Annuity payments and annuitizations......  $    (8,317)  $    (8,327)  $   (941)  $    (941)  $   (12,939)  $   (15,524)
    Adjustments to annuity reserve...........          450           210         74          54        (2,347)        5,459
                                               -----------   -----------   --------   ---------   -----------   -----------
      Net annuitization activity.............  $    (7,867)  $    (8,117)  $   (867)  $    (887)  $   (15,286)  $   (10,065)
                                               -----------   -----------   --------   ---------   -----------   -----------
Increase (Decrease) in net assets from
 participant transactions....................  $(1,555,013)  $  (463,409)  $(85,217)  $(554,754)  $(1,192,990)  $(1,440,418)
                                               -----------   -----------   --------   ---------   -----------   -----------
    Increase (Decrease) in net assets........  $(1,375,842)  $  (292,090)  $(51,392)  $(518,544)  $(1,612,325)  $(1,047,614)

NET ASSETS:
  Beginning of year..........................    4,985,336     5,277,426    851,879   1,370,423     6,182,703     7,230,317
                                               -----------   -----------   --------   ---------   -----------   -----------
  End of year................................  $ 3,609,494   $ 4,985,336   $800,487   $ 851,879   $ 4,570,378   $ 6,182,703
                                               ===========   ===========   ========   =========   ===========   ===========

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

                                                                            MGG                                 MEG
                                                                        Sub-Account                         Sub-Account
                                                               ------------------------------      ------------------------------
                                                                         Year Ended                          Year Ended
                                                                        December 31,                        December 31,
                                                               ------------------------------      ------------------------------
                                                                   2000              1999              2000              1999
                                                               ------------      ------------      ------------      ------------
OPERATIONS:
  Net investment income (loss)...........................       $  (15,669)       $  103,833       $ 1,345,980       $  (127,062)
  Net realized gains (losses)............................         (143,900)          (70,532)        2,503,355         3,829,378
  Net unrealized gains (losses)..........................          150,195          (123,065)       (9,625,513)        4,044,766
                                                                ----------        ----------       -----------       -----------
      Increase (Decrease) in net assets from
        operations.......................................       $   (9,374)       $  (89,764)      $(5,776,178)      $ 7,747,082
                                                                ----------        ----------       -----------       -----------

PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received...........................       $    1,172        $    5,219       $   104,740       $   155,477
    Net transfers between Sub-Accounts and Fixed
      Account............................................          (55,645)          (86,025)        1,248,909          (771,150)
    Withdrawals, surrenders, annuitizations and contract
      charges............................................         (445,874)         (196,101)       (2,898,238)       (2,988,579)
                                                                ----------        ----------       -----------       -----------
      Net accumulation activity..........................       $ (500,347)       $ (276,907)      $(1,544,589)      $(3,604,252)
                                                                ----------        ----------       -----------       -----------
  Annuitization activity:
    Annuity payments and annuitizations..................       $   (4,942)       $   (5,326)      $     4,616       $   (17,562)
    Adjustments to annuity reserve.......................             (218)            1,607            (7,122)           15,977
                                                                ----------        ----------       -----------       -----------
      Net annuitization activity.........................       $   (5,160)       $   (3,719)      $    (2,506)      $    (1,585)
                                                                ----------        ----------       -----------       -----------
  Increase (Decrease) in net assets from participant
    transactions.........................................       $ (505,507)       $ (280,626)      $(1,547,095)      $(3,605,837)
                                                                ----------        ----------       -----------       -----------
    Increase (Decrease) in net assets....................       $ (514,881)       $ (370,390)      $(7,323,273)      $ 4,141,245

NET ASSETS:
  Beginning of year......................................        1,607,043         1,977,433        22,834,069        18,692,824
                                                                ----------        ----------       -----------       -----------
  End of year............................................       $1,092,162        $1,607,043       $15,510,796       $22,834,069
                                                                ==========        ==========       ===========       ===========

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
Sun Life of Canada (U.S.) Variable Account C (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established on March 31, 1982 as a funding vehicle for individual variable annuities issued in connection with qualified retirement plans. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund or series thereof selected by contract owners from available mutual funds (the "Funds") advised by Massachusetts Financial Services Company ("MFS"), an affiliate of the Sponsor.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS
Investments in the Funds are recorded at their net asset value. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

FEDERAL INCOME TAX STATUS
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable; therefore, no provision has been made for federal income taxes.

(3) CONTRACT CHARGES
A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deduction is at an effective annual rate of 1.3%.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

(3) CONTRACT CHARGES -- continued
Each year on the contract anniversary, a contract maintenance charge of $25 is deducted from each contract's accumulation account to cover administrative expenses relating to the contract. After the annuity commencement date the charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges exceed 5% of the purchase payments made under the contract.

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct the taxes from the amount applied to provide an annuity at the time annuity payments commence; however, the Sponsor reserves the right to deduct such taxes when incurred.

(4) ANNUITY RESERVES
Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 are calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987 are calculated using the 1983 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of 4%. Required adjustments to the reserve are accomplished by transfers to or from the Sponsor.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS

                                MIT                   MIG                   MTR                   MGO                   MFR
                            Sub-Account           Sub-Account           Sub-Account           Sub-Account           Sub-Account
                        -------------------   -------------------   -------------------   -------------------   -------------------
                          Year       Year       Year       Year       Year       Year       Year       Year       Year       Year
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended
                        Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                          2000       1999       2000       1999       2000       1999       2000       1999       2000       1999
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Units outstanding,
 beginning of year....   147,525    156,406    109,497    110,261    252,908    304,876    552,305    617,973    104,992    121,411
  Units purchased.....       838      1,635        539      1,135      2,027      2,773      3,694      4,824        508        647
  Units transferred
    between Sub-
    Accounts and Fixed
    Account...........   (13,465)     2,877      7,602     11,474    (15,040)   (19,641)     6,856     (1,021)     1,803        497
  Units withdrawn,
    surrendered and
    annuitized........   (20,530)   (13,393)   (16,322)   (13,373)   (37,786)   (35,100)   (69,123)   (69,471)    (8,315)   (17,563)
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  Units outstanding,
    end of year.......   114,368    147,525    101,316    109,497    202,109    252,908    493,732    552,305     98,988    104,992
                        ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

                                MFB
                            Sub-Account
                        -------------------
                          Year       Year
                         Ended      Ended
                        Dec. 31,   Dec. 31,
                          2000       1999
                        --------   --------
Units outstanding,
 beginning of year....   112,651    139,906
  Units purchased.....       424        941
  Units transferred
    between Sub-
    Accounts and Fixed
    Account...........    (5,913)    (3,556)
  Units withdrawn,
    surrendered and
    annuitized........   (11,571)   (24,640)
                        --------   --------
  Units outstanding,
    end of year.......    95,591    112,651
                        ========   ========

                                MCM                   MCG                   MFH                   MGG                   MEG
                            Sub-Account           Sub-Account           Sub-Account           Sub-Account           Sub-Account
                        -------------------   -------------------   -------------------   -------------------   -------------------
                          Year       Year       Year       Year       Year       Year       Year       Year       Year       Year
                         Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended
                        Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                          2000       1999       2000       1999       2000       1999       2000       1999       2000       1999
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Units outstanding,
 beginning of year....   226,156    247,311     40,868     67,794    136,385    168,359     42,379     49,718    205,870    249,765
  Units purchased.....     2,138      4,169        192      1,063        849      1,309         54        149      1,081      2,037
  Units transferred
    between Sub-
    Accounts and Fixed
    Account...........   (32,948)    40,396     (1,007)       528     (4,327)    (5,090)    (1,538)    (2,280)    11,169     (9,296)
  Units withdrawn,
    surrendered and
    annuitized........   (39,403)   (65,720)    (3,199)   (28,517)   (23,039)   (28,193)   (12,286)    (5,208)   (28,576)   (36,636)
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  Units outstanding,
    end of year.......   155,943    226,156     36,854     40,868    109,868    136,385     28,609     42,379    189,544    205,870
                        ========   ========   ========   ========   ========   ========   ========   ========   ========   ========


Units outstanding,
 beginning of year....
  Units purchased.....
  Units transferred
    between Sub-
    Accounts and Fixed
    Account...........
  Units withdrawn,
    surrendered and
    annuitized........
  Units outstanding,
    end of year.......

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

(6) INVESTMENT PURCHASES AND SALES
The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares for each Sub-account for the year ended December 31, 2000:

                                                               Purchases       Sales
                                                              -----------   -----------
Massachusetts Investors Trust...............................  $1,116,788    $ 4,286,156
Massachusetts Investors Growth Stock Fund...................   2,594,111      2,638,966
MFS Total Return Fund.......................................   1,498,156      4,183,988
MFS Growth Opportunities Fund...............................  12,981,696      6,370,966
MFS Reseach Fund............................................   1,615,280      1,151,141
MFS Bond Fund...............................................     394,334        809,514
MFS Money Market Fund.......................................   1,709,275      3,085,568
MFS Government Money Market Fund............................     143,626        195,092
MFS High Income Fund........................................     621,455      1,339,658
MFS Global Governments Fund.................................       4,028        524,986
MFS Emerging Growth Fund....................................   3,382,538      3,576,531

INDEPENDENT AUDITORS' REPORT

To the Participants in Sun Life of Canada (U.S.) Variable Account C and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

    We have audited the accompanying statement of condition of Massachusetts Investors Trust Sub-Account, Massachusetts Investors Growth Stock Sub-Account, MFS Total Return Sub-Account, MFS Growth Opportunities Sub-Account, MFS Research Sub-Account, MFS Bond Sub-Account, MFS Money Market Sub-Account, MFS Government Money Market Sub-Account, MFS High Income Sub-Account, MFS Global Governments Sub-Account, and MFS Emerging Growth Sub-Account of Sun Life of Canada (U.S.) Variable Account C (the "Sub-Accounts") as of December 31, 2000, the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2000, the results of their operations and the changes in their net assets for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 9, 2001

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                        CONSOLIDATED STATEMENTS OF INCOME
                                  (in millions)

              For the years ended December 31, 2000, 1999 and 1998

                                                                      2000                1999              1998
                                                                ---------------     ---------------    ---------------
Revenues
  Premiums and annuity considerations                             $      44.8         $     45.1         $     203.3
  Net investment income                                                 287.7              365.0               455.9
  Net realized investment gains (losses)                                (19.9)               2.3                 8.4
  Fee and other income                                                  297.8              217.5               179.1
                                                                ---------------     ---------------    ---------------

Total revenues                                                          610.4              629.9               846.7
                                                                ---------------     ---------------    ---------------

Benefits and expenses
  Policyowner benefits                                                  338.3              334.9               588.1
  Other operating expenses                                              164.9              101.1               100.0
  Amortization of deferred policy acquisition costs                     123.8               67.8                88.8
                                                                ---------------     ---------------    ---------------

Total benefits and expenses                                             627.0              503.8               776.9
                                                                ---------------     ---------------    ---------------

Income (loss) from operations                                           (16.6)             126.1                69.8

    Interest expense                                                     44.7               43.3                44.9
                                                                ---------------     ---------------    ---------------

Income (loss) before income tax expense and discontinued
operations                                                              (61.3)              82.8                24.9
                                                                ---------------     ---------------    ---------------

Income tax expense (benefit):
    Federal                                                             (61.7)              28.8                10.9
    State                                                                (2.1)               0.3                (0.1)
                                                                ---------------     ---------------    ---------------

    Income tax expense (benefit)                                        (63.8)              29.1                10.8
                                                                ---------------     ---------------    ---------------

Net income from continuing operations                                     2.5               53.7                14.1

Net loss on disposal of subsidiaries, after tax                             -              (12.3)                  -

Discontinued operations                                                     -                1.0                 0.1
                                                                ---------------     ---------------    ---------------

Net income                                                        $       2.5         $     42.4         $      14.2
                                                                ===============     ===============    ===============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                           CONSOLIDATED BALANCE SHEETS
                       (in millions except per share data)

                           December 31, 2000 and 1999


                                ASSETS                                        2000                   1999
                                                                         ----------------      ----------------
Investments
  Available-for-sale fixed maturities at fair value (amortized cost
  of $2,454.5 and $2,685.4 in 2000 and 1999, respectively)                 $    2,501.4           $    2,677.3
  Trading fixed maturities at fair value (amortized cost of $635.5 and
  $1.0 in 2000 and 1999, respectively)                                            648.2                    1.0
  Held-to-maturity fixed maturities at amortized cost                             600.0                      -
  Short-term investments                                                          112.1                  177.2
  Mortgage loans                                                                  846.4                  931.4
  Real estate                                                                      77.7                   95.1
  Policy loans                                                                     41.5                   40.7
  Other invested assets                                                            74.6                   67.9
                                                                         ----------------      ----------------
Total investments                                                               4,901.9                3,990.6

Cash and cash equivalents                                                         390.0                  550.3
Accrued investment income                                                          64.9                   50.5
Deferred policy acquisition costs                                                 762.0                  686.3
Outstanding premiums                                                                3.0                    2.7
Other assets                                                                       61.7                   81.2
Separate account assets                                                        17,874.2               16,123.3
                                                                         ----------------      ----------------

Total assets                                                               $   24,057.7           $   21,484.9
                                                                         ================      ================

                              LIABILITIES

Future contract and policy benefits                                        $      714.7           $      729.3
Contractholder deposit funds and other policy liabilities                       3,313.0                3,144.8
Unearned revenue                                                                    4.5                    7.1
Accrued expenses and taxes                                                         52.7                   98.8
Deferred federal income taxes                                                      41.4                   77.7
Long-term debt payable to affiliates                                              565.0                  565.0
Partnership Capital Securities                                                    607.8                      -
Other liabilities                                                                 123.2                   67.7
Separate account liabilities                                                   17,874.2               16,123.3
                                                                         ----------------      ----------------

Total liabilities                                                              23,296.5               20,813.7
                                                                         ----------------      ----------------

Commitments and contingencies - Note 15

                         STOCKHOLDER'S EQUITY

Common stock, $1,000 par value -  10,000 shares authorized; 6,437 and
  5,900 shares issued and outstanding in 2000 and 1999, respectively       $        6.4           $        5.9
Additional paid-in capital                                                        264.9                  199.4
Accumulated other comprehensive income                                             38.6                    7.1
Retained earnings                                                                 451.3                  458.8
                                                                         ----------------      ----------------

Total stockholder's equity                                                        761.2                  671.2
                                                                         ----------------      ----------------

Total liabilities and stockholder's equity                                 $   24,057.7           $   21,484.9
                                                                         ================      ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                 (in millions)

              For the years ended December 31, 2000, 1999, and 1998


                                                                              2000           1999            1998

Net income                                                                 $     2.5       $     42.4      $    14.2

                                                                         -------------   -------------   -------------
Other comprehensive income
  Net unrealized holding gains (losses) on available-for-sale
    securities, net of tax                                                      31.4            (68.6)          (4.3)
  Other                                                                          0.1             (0.2)             -
                                                                         -------------   -------------   --------------
                                                                                31.5            (68.8)          (4.3)
                                                                         -------------   -------------   --------------

Comprehensive income                                                       $    34.0       $    (26.4)     $     9.9
                                                                         =============   =============   ==============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                  (in millions)

              For the years ended December 31, 2000, 1999, and 1998


                                                                         ACCUMULATED
                                                        ADDITIONAL          OTHER                               TOTAL
                                      COMMON STOCK       PAID-IN        COMPREHENSIVE       RETAINED        STOCKHOLDER'S
                                                         CAPITAL            INCOME          EARNINGS           EQUITY
                                     ---------------  ---------------  -----------------  --------------   ----------------

Balance at December 31, 1997           $        5.9     $      199.4     $         80.2     $     532.2      $       817.7

   Net income                                                                                      14.2               14.2
   Other comprehensive income                                                      (4.3)                              (4.3)
   Dividends to stockholder                                                                       (50.0)             (50.0)
                                     ---------------  ---------------  -----------------  --------------   ----------------

Balance at December 31, 1998                    5.9            199.4               75.9           496.4              777.6

   Net income                                                                                      42.4               42.4
   Other comprehensive income                                                     (68.8)                             (68.8)
   Dividends to stockholder                                                                       (80.0)             (80.0)
                                     ---------------  ---------------  -----------------  --------------   ----------------

Balance at December 31, 1999                    5.9            199.4                7.1           458.8              671.2

   Net income                                                                                       2.5                2.5
   Other comprehensive income                                                      31.5                               31.5
   Common shares issued                         0.5                                                                    0.5
    Additional paid-in-capital                                  65.5                                                  65.5
   Dividends to stockholder                                                                       (10.0)             (10.0)
                                     ---------------  ---------------  -----------------  --------------   ----------------

Balance at December 31, 2000           $        6.4     $      264.9     $         38.6     $     451.3      $       761.2
                                     ===============  ===============  =================  ==============   ================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (in millions)

              For the years ended December 31, 2000, 1999 and 1998



                                                                             2000                 1999               1998
                                                                        ----------------     ----------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income from continuing operations                                       $    2.5            $    53.7           $    14.1
Adjustments to reconcile net income to net cash provided by
operating activities:
  Amortization of  discount and premiums                                        (0.8)                (0.5)                0.2
  Depreciation and amortization                                                  2.8                  3.7                 2.2
  Net realized (gains) losses on investments                                    19.9                 (2.3)               (8.4)
  Net unrealized gains on trading fixed maturities                             (12.7)                   -                   -
  Interest credited to contractholder deposits                                 195.5                216.4               238.7
  Deferred federal income taxes                                                (53.1)                14.5                (8.6)
  Cash dividends from subsidiaries                                                 -                 19.3                   -
Changes in assets and liabilities:
  Deferred acquisition costs                                                   (83.0)               (88.4)              208.7
  Accrued investment income                                                     (5.7)                11.4                31.1
  Other assets                                                                  15.0                (75.3)               78.5
  Future contract and policy benefits                                          (14.5)                (7.5)           (1,124.0)
   Other, net                                                                   38.7                 72.3               896.6
                                                                         ----------------     ----------------    -------------
Net cash provided by operating activities                                      104.6                217.3               329.1
                                                                         ----------------     ----------------    -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Sales, maturities and repayments of:
       Available-for-sale fixed maturities                                   1,001.9              1,240.9             1,665.6
       Trading fixed maturities                                                186.9                    -                   -
       Subsidiaries                                                                -                 57.5                 0.6
       Other invested assets                                                       -                    -                 0.9
       Mortgage loans                                                          208.5                385.7               316.9
       Real estate                                                              36.0                  2.8                 6.0
  Purchases of:
       Available-for-sale fixed maturities                                    (738.3)              (615.2)           (1,346.7)
       Trading fixed maturities                                               (821.3)                   -                   -
       Equity securities                                                           -                    -                (0.2)
       Other invested assets                                                    (2.2)                (7.4)              (11.4)
       Mortgage loans                                                         (121.9)              (344.9)             (123.0)
       Real estate                                                             (15.0)                (1.6)               (1.1)
  Changes in other investing activities, net                                     2.8                  3.1               (14.4)
  Net change in policy loans                                                    (0.8)                 1.9                (1.6)
  Net change in short-term investments                                          34.9                155.9               (38.2)
                                                                         ----------------    ----------------    -------------
Net cash provided by (used in) investing activities                           (228.5)               878.7               453.4
                                                                         ----------------    ----------------    -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Deposits to contractholder deposit funds                                   1,962.3              1,536.8               910.8
  Withdrawals from contractholder deposit funds                             (1,988.7)            (2,267.2)           (1,803.2)
  Repayment of long-term debt and borrowed funds                                   -                    -              (110.1)
  Dividends paid to stockholder                                                (10.0)               (80.0)              (50.0)
                                                                         ----------------    ----------------    -------------
Net cash provided by (used in) financing activities                            (36.4)              (810.4)          (1,052.5)
                                                                         ----------------    ----------------    -------------
Net change in cash and cash equivalents                                       (160.3)               285.6              (270.0)
  Cash and cash equivalents, beginning of year                                 550.3                264.7               534.7
                                                                         ----------------    ----------------    -------------
  Cash and cash equivalents, end of year                                    $  390.0            $   550.3           $   264.7
                                                                         ================    ================    =============
SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                                             $   43.3            $    43.3           $    40.5
  Income taxes paid                                                             63.7                  5.5                50.6

NON-CASH TRANSACTION
On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its 100% ownership in Sun Life of Canada (U.S.) Holdings General Partner, Inc. to the Company in exchange for 537 shares of the Company's common stock totaling $537,000 plus $65,520,000 of additional paid in capital.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1.   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     GENERAL

     Sun Life Assurance Company of Canada (U.S.) (the "Company") was incorporated in 1970 as a life insurance company domiciled in the state of Delaware. As of December 31, 2000, the Company was licensed in 48 states and certain other territories. Effective January 31, 2001, the Company became authorized to do business in 49 states. In addition, the Company's wholly-owned insurance subsidiary, Sun Life Insurance and Annuity Company of New York, is licensed in New York. The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual fixed and variable annuities, group fixed and variable annuities, group pension contracts, guaranteed investment contracts, group life and disability insurance, and other asset management services.

     The Company is a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. Sun Life Assurance Company of Canada is a life insurance company domiciled in Canada which reorganized from a mutual life insurance company to a stock life insurance company on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("SLC"), is now the ultimate parent of Sun Life Assurance Company of Canada and the Company.

     BASIS OF PRESENTATION

     The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

     For the year ended December 31, 1999, the Company filed its Annual Report on Form 10-K using audited statutory financial statements prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a comprehensive basis of accounting other than GAAP. During 2000 the Company changed its basis of accounting to GAAP and has restated the financial statements for the prior years ended December 31, 1999 and 1998 to conform with GAAP. See
     Note 13 for a reconciliation of statutory surplus to GAAP equity and statutory net income to GAAP net income.

     The consolidated financial statements include the accounts of the Company and its subsidiaries. The Company owns all of the outstanding shares of Sun Life Insurance and Annuity Company of New York, Sun Life of Canada (U.S.) Distributors, Inc., Sun Life Financial Services Limited, Sun Benefit Services Company, Inc., Sun Capital Advisers, Inc., Sun Life Finance Corporation, Sun Financial Group Advisers, Inc., Sun Life of Canada (U.S.) SPE 97-1, Inc., Sun Life of Canada (U.S.) Holdings General Partner, Inc., and Clarendon Insurance Agency, Inc. The results are also consolidated with Sun Life of Canada Funding, LLC, which is owned by a trust sponsored by the Company and Sun Life of Canada (U.S.) Limited Partnership I, for which
     Sun Life of Canada (U.S.) Holdings General Partner, Inc. is the sole general partner. All significant intercompany transactions have been eliminated in consolidation.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     Sun Life Insurance and Annuity Company of New York is engaged in the sale of individual fixed and variable annuity contracts and group life and disability insurance contracts in its state of domicile, New York. Sun Life of Canada (U.S.) Distributors, Inc. is a registered investment adviser and broker-dealer. Sun Life Financial Services Limited serves as the marketing administrator for the distribution of the offshore products of Sun Life Assurance Company of Canada (Bermuda), an affiliate. Sun Capital Advisers, Inc. is a registered investment adviser. Sun Life of Canada (U.S.) SPE 97-1 was organized for the purpose of engaging in activities incidental to securitizing mortgage loans. Sun Life of Canada (U.S.) Holdings General Partner, Inc. is the sole general partner of Sun Life of Canada (U.S.) Limited Partnership I. Clarendon Insurance Agency, Inc. is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates.
     Sun Benefit Services Company, Inc., Sun Life Finance Corporation and
     Sun Financial Group Advisers, Inc. are currently inactive. Sun Life of Canada Funding, LLC. was organized for the purpose of engaging in activities incidental to establishing the new guaranteed investment products of the Company. Sun Life of Canada (U.S.) Limited Partnership I was established to purchase subordinated debentures issued by the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., and to issue Partnership Capital Securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I.

     In June 2000, the Company sold Sun Life Information Services Ireland, Limited to Sun Life Assurance Company of Canada. Sun Life Information Services Ireland, Limited provides information systems development services to Sun Life Assurance Company of Canada and its subsidiaries.

     During 1999, the Company sold two of its subsidiaries, Massachusetts Casualty Insurance Company ("MCIC") (sold February 1999) and New London Trust F.S.B. ("NLT") (sold October 1999). MCIC is a life insurance company that issues only individual disability income policies. NLT is a federally chartered savings bank, which grants commercial, residential real estate and installment loans. The results of operations of MCIC and NLT are reported as discontinued operations.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The most significant estimates are those used in determining deferred policy acquisition costs, investment allowances and the liabilities for future policyholder benefits. Actual results could differ from those estimates.

     RECLASSIFICATIONS

     Certain amounts in the prior years' financial statements have been reclassified to conform to the 2000 presentation.

     FINANCIAL INSTRUMENTS

     In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash and cash equivalents, investments such as fixed maturities, mortgage loans and equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses. Financial instruments are more fully described in Note 6.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents primarily include cash, commercial paper, money market investments, and short-term bank participations. All such investments have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

     INVESTMENTS

     The Company accounts for its investments in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent, as held-to-maturity, trading, or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost adjusted for amortization of premiums, and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Securities that do not meet this criterion are classified as available-for-sale. Available-for-sale securities are carried at aggregate fair value with changes in unrealized gains or losses reported net of policyholder related amounts and of deferred income taxes in a separate component of other comprehensive income. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis. The Company's accounting policy for impairment requires recognition of an other than temporary impairment charge on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligations of the security. In addition, for securities expected to be sold, an other than temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. Once an impairment charge has been recorded, the Company then continues to review the other than temporarily impaired securities for additional impairment, if necessary.

     Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

     Real estate investments are held for the production of income or held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

     Policy loans are carried at the amount of outstanding principal balance not in excess of net cash surrender values of the related insurance policies.

     Other invested assets consist primarily of leveraged leases and tax credit partnerships.

     The Company uses derivative financial instruments including swaps and options as a means of hedging exposure to interest rate, currency and equity price risk.

     Investment income is recognized on an accrual basis. Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. When an impairment of a specific investment or a group of investments is determined to be other than temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

     Interest income on loans is recorded on the accrual basis. Loans are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When a loan is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such loans only when they are brought fully current with respect to principal and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):


     DEFERRED POLICY ACQUISITION COSTS

     Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized; generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits. Deferred acquisition costs for each life product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

     OTHER ASSETS

     Property, equipment, leasehold improvements and capitalized software costs which are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Reinsurance receivables from reinsurance ceded are also included in other assets.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     POLICY LIABILITIES AND ACCRUALS

     Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 4.5% to 5.5% for life insurance and 6.0% to 11.3% for annuities. The liabilities associated with traditional life insurance, annuity and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon both the Company and its affiliates' experience and industry standards. Estimated liabilities are established for group life and health policies that contain experience-rating provisions.

     Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities and guaranteed investment contracts. The liabilities are determined using the retrospective deposit method and consist of net deposits and investment earnings less administrative charges. The liability is before the deduction of any applicable surrender charges.

     Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

     REVENUE AND EXPENSES

     Premiums for traditional individual life and annuity products are considered revenue when due. Premiums related to group life and group disability insurance are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

     Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, annuity, and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives. For universal life-type and investment-type contracts, benefits include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     INCOME TAXES

     The Company and its subsidiaries participate in a consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. and other affiliates. Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". These differences result primarily from policy reserves, policy acquisition expenses and unrealized gains or losses on investments, and are generally not chargeable with liabilities that arise from any other business of the Company.

     SEPARATE ACCOUNTS

     The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value and the investment risk of such securities is retained by the contractholder.

     NEW ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", which establishes accounting and reporting standards for derivative instruments. SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities including fair value hedges and cash flow hedges. All derivatives, whether designated in hedging relationships or not, will be required to be recorded on the balance sheet at fair value. For a derivative that does not qualify as a hedge, changes in fair value will be recognized in earnings.

     In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133." SFAS No. 137 delays the effective date of SFAS No. 133 for all fiscal quarters until fiscal years beginning after June 15, 2000.

     In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", which amended SFAS No. 133. SFAS No. 138 amended SFAS No. 133 so that for interest rate hedges, a company may designate as the hedged risk, the risk of changes only in a benchmark interest rate. Also, credit risk is newly defined as the company-specific spread over the benchmark interest rate and may be hedged separately from, or in combination with, the benchmark interest rate.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     Initial application of SFAS No. 133, as amended, for the Company will begin January 1, 2001. The Company estimates that at January 1, 2001, it will record $8,600,000 as a cumulative transition adjustment that will increase earnings relating to derivatives not designated as hedges prior to adoption of SFAS 133.

     On January 1, 1999, the Company adopted AICPA SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." This SOP provides guidance for determining whether costs of software developed or obtained for internal use should be capitalized or expensed as incurred. In the past, the Company has expensed such costs as they were incurred. The adoption of SOP 98-1, resulted in an increase in pre-tax income of $6,232,000 for the year ended December 31, 1999.

     In July 2000, the Emerging Issues Task Force (EITF) reached consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Certain Investments". This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company is currently in the process of quantifying the impact of EITF No. 99-20, the consensus provisions are not expected to have a material impact on the Company's financial condition or results of operations.

     In September 2000, the FASB issued SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" which replaces SFAS No. 125, "Accounting for Transfers and Services of Financial Assets and Extinguishment of Liabilities". This standard revises the methods for accounting for securitizations and other transfers of financial assets and collateral as outlined in SFAS No. 125, and requires certain additional disclosures. For transfers and servicing of financial assets and Extinguishment of liabilities, this standard will be effective for the Company's June 30, 2001 unaudited financial statements. However, for disclosures regarding securitizations and collateral, as well as recognition and reclassification of collateral, this standard will be effective for the Company's December 31, 2000 financial statements. The Company is currently evaluating the financial statement impact of the adoption of this standard, however, it does not expect the adoption of this standard to have a material effect on its financial position or results of operations.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


2.   SIGNIFICANT TRANSACTIONS WITH AFFILIATES

     Effective October 1, 1998, the Company terminated a reinsurance agreement with Sun Life Assurance Company of Canada resulting in a decrease in income from operations to the Company of approximately $64,000,000 in 1998.

     On February 11, 1999, two notes previously issued to the Company by Massachusetts Financial Services Company ("MFS"), an affiliate, were combined into a new note with a February 11, 2000 maturity date. The original notes were each issued for $110,000,000. One note was issued on February 11, 1998 at an interest rate of 6.0% and a due date of February 11, 1999. The other note was issued on December 22, 1998 at an interest rate of 5.55% and a due date of February 11, 1999. These two notes and an additional $10,000,000 were combined into a new note of $230,000,000 with a floating interest rate based on the six-month LIBOR rate plus 25 basis points. The $230,000,000 note was repaid to the Company on December 21,1999.

     On December 31, 1998, the Company had an additional $20,000,000 investment in notes issued by MFS, scheduled to mature in 2000. These notes were repaid to the Company on December 21, 1999.

     On January 14, 2000, the Company purchased $200,000,000 of notes from MFS. On November 1, 2000, MFS repaid $100,000,000 of these notes.

     On February 5, 1999, the Company sold MCIC to an unaffiliated company. The net proceeds of this sale were $33,965,000. The Company realized a loss of $25,465,000 net of a $14,482,000 tax benefit.

     On October 29, 1999, the Company sold NLT to an unaffiliated company for $30,254,000. The Company realized a gain of $13,170,000 after taxes of $10,186,000.

     On December 22, 1999, the Company acquired twenty-eight mortgages from Sun Life Assurance Company of Canada for a total cost of $118,092,000.

     On June 27, 2000, the Company sold Sun Life Information Services Ireland, Limited to Sun Life Assurance Company of Canada. The Company realized a pretax gain of $451,000 on the sale.

     On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its ownership in all 200 shares issued and outstanding of Sun Life of Canada (U.S.) Holdings General Partner, Inc. to the Company in exchange for 537 shares of the Company's common stock totaling $537,000 plus $65,520,000 of additional paid in capital.

     As a result of the acquisition of Sun Life of Canada (U.S.) Holdings General Partner, Inc. on December 21, 2000, and its ownership interest in Sun Life of Canada (U.S.) Limited Partnership I, the Company became the owner of a $600,000,000 8.526% subordinated debenture due May 6, 2027 issued by the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc. The Company also assumed the liability of the partnership capital securities issued to Sun Life of Canada (U.S.) Capital Trust I, a Delaware business Trust sponsored by the Company's parent. Partnership capital securities issued of $600,010,000 accrue interest at 8.526% and have no scheduled maturity date. These partnership capital securities, which represent the limited partner interest of Sun Life (U.S.) Limited Partnership I, may be redeemed on or after May 6, 2027. The Company is accounting for the acquisition of Sun Life of Canada (U.S.) General Partner, Inc. using the purchase method of accounting. The attached proforma statements of income for the years ended December 31, 2000 and 1999 illustrate the Company's results of operations as if the acquisition of Sun Life of Canada (U.S.) Holdings General Partner, Inc. took place at the beginning of the year, respectively.

                                                                    Proforma            Proforma
                                                                      2000                1999
                                                                ---------------     --------------
Revenues
  Premiums and annuity considerations                             $      44.8         $     45.1
  Net investment income                                                 338.8              419.8
  Net realized investment gains (losses)                                (19.9)               2.3
  Fee and other income                                                  297.9              217.5
                                                                ---------------     --------------

Total revenues                                                          661.6              684.7
                                                                ---------------     --------------

Benefits and expenses
  Policyowner benefits                                                  338.3              334.9
  Other operating expenses                                              164.9              101.1
  Amortization of deferred policy acquisition costs                     123.8               67.8
                                                                ---------------     --------------

Total benefits and expenses                                             627.0              503.8
                                                                ---------------     --------------

Income (loss) from operations                                            34.6              180.9

    Interest expense                                                     94.5               94.5
                                                                ---------------     --------------

Income (loss) before income tax expense and discontinued
operations                                                              (59.9)              86.4
                                                                ---------------     --------------

Income tax expense (benefit):
    Federal                                                             (61.7)              30.0
    State                                                                (2.1)               0.4
                                                                ---------------     --------------

    Income tax expense (benefit)                                        (63.8)              30.4
                                                                ---------------     --------------

Net income from continuing operations                                     3.9               56.0

Net loss on disposal of subsidiaries, after tax                             -              (12.3)

Discontinued operations                                                     -                1.0
                                                                ---------------     --------------

Net income                                                        $       3.9         $     44.7
                                                                ===============     ==============

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


2.   SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

     Dividends in the amounts of $10,000,000, $80,000,000, and $50,000,000, were declared and paid by the Company to its parent, Sun Life of Canada (U.S.) Holdings, Inc. during 2000, 1999, and 1998, respectively. The Company and its subsidiaries have management services agreements with Sun Life Assurance Company of Canada which provide that Sun Life Assurance Company of Canada will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $31,857,416 in 2000, $30,745,000 in 1999, and $17,381,000 in 1998.

     As more fully described in Note 7, the Company has been involved in several reinsurance transactions with Sun Life Assurance Company of Canada.

     The Company has accrued $4,259,000 for unpaid interest on surplus notes at December 31, 2000 and 1999, respectively. The Company expensed $43,266,000, $43,266,000, and $44,903,000 for interest on surplus notes and notes payable for the years ended December 31, 2000, 1999 and 1998, respectively.

     On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its $350,000,000 Sun Life Assurance Company of Canada subordinated note to Sun Canada Financial Co., an affiliate, in the form of additional capitalization. On the same day, Sun Canada Financial Co. transferred its ownership in the Company's surplus notes totaling $315,000,000 to Sun Life of Canada (U.S.) Holdings, Inc. in the form of a dividend. As a result, the Company had $565,000,000 of surplus notes issued to its parent, Sun Life of Canada (U.S.) Holdings Inc., as of December 31, 2000. The following table lists the details of the surplus notes outstanding (in 000's):


                                                       MATURITY    PRINCIPAL    RATE
                                                      ----------------------------------
            Sun Life of Canada (U.S.) Holdings, Inc.   12/15/07     $150,000    6.625%
            Sun Life of Canada (U.S.) Holdings, Inc.   12/15/15      150,000    7.250%
            Sun Life of Canada (U.S.) Holdings, Inc.   12/15/15        7,500    6.125%
            Sun Life of Canada (U.S.) Holdings, Inc.   12/15/07        7,500    5.750%
            Sun Life of Canada (U.S.) Holdings, Inc.   11/06/27      250,000    8.625%
                                                                   ------------
                                                Total               $565,000
                                                                   ============

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS

     FIXED MATURITIES

     The amortized cost and fair value of fixed maturities were as follows (in 000's):


                                                                                 DECEMBER 31, 2000
                                                                                 GROSS          GROSS       ESTIMATED
                                                                AMORTIZED      UNREALIZED    UNREALIZED       FAIR
                                                                   COST          GAINS         LOSSES         VALUE
                                                              --------------------------------------------------------
     Available-for-sale fixed maturities:
       United States treasury securities, U.S. Government
         and agency securities                                  $    183,733     $    8,286    $      (68)     $ 191,951
       States, provinces and political subdivisions                   22,515            653             -         23,168
       Mortgage-backed securities                                    123,113          2,132          (317)       124,928
       Public utilities                                              286,744         12,805        (5,914)       293,635
       Transportation                                                245,675         13,406        (3,821)       255,260
       Finance                                                       299,440          8,141        (5,761)       301,820
       Corporate                                                   1,293,302         52,597       (35,271)     1,310,628
                                                              ------------------------------------------------------------
     Total available-for-sale fixed maturities                  $  2,454,522     $   98,020    $  (51,152)   $ 2,501,390
                                                              ============================================================
     Trading fixed maturities:
       United States treasury securities, U.S. Government
         and agency securities                                  $        500     $        1    $       -     $       501
       Mortgage-backed securities                                     18,281            556          (156)        18,681
       Public utilities                                               30,918          1,293          (243)        31,968
       Transportation                                                 97,900          3,218          (266)       100,852
       Finance                                                       159,250          5,470          (348)       164,372
       Corporate                                                     328,662          9,116        (5,975)       331,803
                                                              ------------------------------------------------------------
     Total trading fixed securities                             $    635,511     $   19,654    $   (6,988)   $   648,177
                                                              ============================================================
     Held-to-maturity fixed maturities:
       Sun Life of Canada (U.S.) Holdings, Inc.,
       8.526% subordinated debt, due 2027                       $    600,000     $     -       $  (53,888)   $   546,112
                                                              ------------------------------------------------------------
     Total held-to-maturity fixed maturities                    $    600,000     $     -       $  (53,888)   $   546,112
                                                              ============================================================

                                                                                 DECEMBER 31, 1999
                                                                                 GROSS          GROSS       ESTIMATED
                                                                AMORTIZED      UNREALIZED    UNREALIZED       FAIR
                                                                   COST          GAINS         LOSSES         VALUE
                                                              ---------------------------------------------------------
     Available-for-sale fixed maturities:
       United States treasury securities, U.S. Government
       and agency securities                                    $    107,272     $    2,104    $   (3,191)   $   106,185
       States, provinces and political subdivisions                   32,593             15          (161)        32,447
       Mortgage-backed securities                                     98,903          1,225          (541)        99,587
       Public utilities                                              360,672          7,954        (9,780)       358,846
       Transportation                                                327,544          8,585        (4,258)       331,871
       Finance                                                       281,303          4,632        (6,935)       279,000
       Corporate                                                   1,477,105         22,851       (30,556)     1,469,400
                                                              ------------------------------------------------------------
     Total available-for-sale fixed maturities                  $  2,685,392     $   47,366    $  (55,422)   $ 2,677,336
                                                              ============================================================
     Trading fixed maturities:
       United States treasury securities, U.S. Government
       and agency securities                                    $      1,000     $        2    $        -    $     1,002
                                                              ------------------------------------------------------------
     Total trading fixed securities                             $      1,000     $        2    $        -    $     1,002
                                                              ============================================================

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED)

     The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below (in 000's). Actual maturities may differ from contractual maturities on mortgage-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.


                                                                                 DECEMBER 31, 2000

                                                                               AMORTIZED      ESTIMATED
                                                                                 COST         FAIR VALUE
                                                                          -------------------------------------
     Maturities of available-for-sale fixed securities:
               Due in one year or less                                    $      190,837     $      187,267
               Due after one year through five years                             949,281            959,260
               Due after five years through ten years                            537,068            563,360
               Due after ten years                                               777,336            791,503
                                                                          -------------------------------------
                                                                          $    2,454,522     $    2,501,390
                                                                          =====================================
     Maturities of trading fixed securities:
               Due in one year or less                                    $          500     $          501
               Due after one year through five years                             186,541            190,300
               Due after five years through ten years                            266,573            270,476
               Due after ten years                                               181,897            186,900
                                                                          -------------------------------------
                                                                          $      635,511     $      648,177
                                                                          =====================================
     Maturities of held-to-maturity securities:
               Due after ten years                                        $      600,000     $      546,112
                                                                          =====================================

     Gross gains of $9,056,000, $12,496,000 and $25,752,000 and gross losses of
     $24,018,000, $7,646,000, and $1,439,000 were realized on the voluntary sale of fixed maturities for the years ended December 31, 2000, 1999, and 1998, respectively.

     Fixed maturities with an amortized cost of approximately $2,991,000 and $3,009,000 at December 31, 2000 and 1999 respectively, were on deposit with Federal and State governmental authorities as required by law.

     No fixed maturities have been pledged to collateralize various liabilities at December 31, 2000 and 1999, respectively.

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED)

     As of December 31, 2000 and 1999, 98% and 94%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies. During 2000, the Company incurred realized losses totalling $14,956,000 for other than temporary impairment of value of some of its fixed maturities after determining that not all of the year 2000 unrealized losses are temporary in nature. Also in 2000, the Company stopped accruing income on its holdings of an issuer that declared bankruptcy. $243,000 of interest income on these holdings was not accrued. All of the Company's securities were income producing for the years ended December 31, 1999 and 1998.

     MORTGAGE LOANS AND REAL ESTATE

     The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure. The carrying value of mortgage loans and real estate investments net of applicable reserves and accumulated depreciation on real estate were as follows (in 000's):


                                                                              DECEMBER 31,
                                                                        2000               1999
                                                                 ---------------------------------------
     Total mortgage loans                                        $       846,439      $     931,351
                                                                 =======================================
     Real estate:
        Held-for-sale                                                      7,483              7,804
        Held for production of income                                     70,239             87,290
                                                                 ---------------------------------------
     Total real estate                                           $        77,722      $      95,094
                                                                 =======================================

     Accumulated depreciation on real estate was $14,879,000 and $18,529,000 at December 31, 2000 and 1999, respectively.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):

     The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, mortgage loans' values are impaired or mortgage loans' values are impaired but they are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired but performing mortgage loans totaling $18,165,000 and $33,577,000 at December 31, 2000 and 1999, respectively, against which there are allowances for losses of $4,675,000 and $7,750,000, respectively. During 2000, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $1,500,000.

     The investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets, were as follows (in 000's):


                                             BALANCE AT                                     BALANCE AT
                                             JANUARY 1,      ADDITIONS     SUBTRACTIONS    DECEMBER 31,
                                          ---------------------------------------------------------------
     2000
     Mortgage loans                       $      7,750    $      3,837    $     (6,912)    $      4,675
     Real estate                                 1,723               -          (1,723)               -

     1999
     Mortgage loans                       $      6,600    $      4,045    $     (2,895)    $      7,750
     Real estate                                 1,250           1,379            (906)           1,723

     Mortgage loans and real estate investments comprise the following property types and geographic regions (in 000's):


                                                  DECEMBER 31,
                                              2000           1999
                                          -------------------------------
     Property Type:
        Office building                   $     328,976   $      357,466
        Residential                              47,805           58,546
        Retail                                  379,326          433,970
        Industrial/warehouse                    153,580          156,204
        Other                                    19,149           29,732
        Valuation allowances                     (4,675)          (9,473)
                                          -------------------------------
     Total                                $     924,161   $    1,026,445
                                          ===============================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):


                                                                  DECEMBER 31,
                                                              2000           1999
                                                         -------------------------------
     Geographic region:
        Arizona                                          $     19,809    $     16,155
        California                                             87,607         117,355
        Colorado                                                8,636          13,019
        Connecticut                                            38,401          25,229
        Delaware                                               15,131          15,919
        Florida                                                36,179          43,718
        Georgia                                                46,895          52,178
        Indiana                                                13,496          19,174
        Kentucky                                               14,941          12,225
        Maryland                                               20,849          10,826
        Massachusetts                                          98,377          99,661
        Michigan                                               45,948          69,545
        Nevada                                                  5,308           5,532
        New Jersey                                             16,653          18,806
        New York                                               69,529          65,107
        North Carolina                                         11,009          10,111
        Ohio                                                   35,966          43,947
        Pennsylvania                                          132,615         159,328
        Tennessee                                              12,889          13,385
        Texas                                                  22,380          17,924
        Utah                                                   11,171          11,583
        Virginia                                               20,911          21,731
        Washington                                             60,560          68,657
        All other                                              83,576         104,803
        Valuation allowances                                   (4,675)         (9,473)
                                                         -------------------------------
     Total                                               $    924,161   $   1,026,445
                                                         ===============================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):

     At December 31, 2000, scheduled mortgage loan maturities were as follows (000's):

     2001                                               $         81,373
     2002                                                         53,711
     2003                                                         31,245
     2004                                                         50,392
     2005                                                         89,651
     Thereafter                                                  540,067
                                                      -------------------
     Total                                              $        846,439
                                                      ===================

     Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $45,119,000 and $15,911,000 at December 31, 2000 and 1999, respectively.

     During 2000, the Company sold commercial mortgage loans in a securitization transaction. In the transaction, the Company retained servicing responsibilities, a Class B and a Class I interest only certificate. The Class B certificate is a subordinated interest. The Company receives annual servicing fees, before expenses, of 0.1 percent of the outstanding balance and rights to future cash flows arising after the investors in the securitization trust have received the return for which they contracted. The investors in the securitization trust have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interest is subject to credit, and interest rate risk on the transferred financial assets. The Company recognized a pretax gain of $763,000 on the securitization transaction.

     Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year were as follows:


                                                          CLASS B          CLASS I
     Prepayment speed                                      0                0
     Weighted average life in years                        7.25             4.54
     Expected credit losses                                0                0
     Residual cash flows discount rate                     7.798            8.844
     Treasury rate interpolated for average life           4.97             4.96
     Spread over treasuries                                2.83%            3.88%
     Duration in years                                     5.201            3.611

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):

     Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions are as follows (in 000's):


                                                                             COMMERCIAL MORTGAGES

                                                                            CLASS B          CLASS I
                                                                           ----------       ----------
     Carrying amount of retained
       interests                                                            $    2,737      $   1,634
     Fair value of retained interests                                            2,875          1,716
     Weighted average life in years                                              7.254          4.543

     EXPECTED CREDIT LOSSES
     Impact on fair value of .025% of adverse change                                 4             36
     Impact on fair value of .05% of adverse change                                  8             73

     RESIDUAL CASH FLOWS DISCOUNT RATE
     Impact on fair value of .5% of adverse change                                  75             31
     Impact on fair value of 1% of adverse change                                  150             62

     The total principal amount of the commercial mortgage loans was $32,035,000 at December 31, 2000, none of which were 60 days or more past due. There were no net credit losses incurred relating to the commercial mortgage loans at the date of the securitization and at December 31, 2000.

     SECURITIES LENDING

     The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan of New York. The custodian has indemnified the Company against losses arising from this program. There were no securities out on loan at December 31, 2000 and 1999, respectively. The Company requires collateral at 102% of the value of securities loaned. As of December 31, 2000 and 1999, the Company had received no collateral for securities on loan. The income resulting from this program was $48,000, $37,000 and $135,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

     LEVERAGED LEASES

     The Company is a lessor in a leverage lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was leased for a term of 9.78 years. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the master Lessee may exercise a fixed price purchase option to purchase the equipment. The Company's net investment in leveraged leases is composed of the following elements (in 000's):

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):


                                                                 YEAR ENDED DECEMBER 31,
                                                                 2000                1999
                                                            ---------------     ---------------
      Lease contracts receivable                            $      57,623      $       69,766
      Less: non-recourse debt                                     (57,607)            (69,749)
                                                            ---------------     ---------------
      Net Receivable                                                   16                  17
      Estimated residual value of leased assets                    41,150              41,150
      Less: unearned and deferred income                           (6,718)             (7,808)
                                                            ---------------     ---------------
      Investment in leverage lease                                 34,448              33,359
      Less: fees                                                      (88)               (113)
                                                            ---------------     ---------------
      Net investment in leverage leases                     $      34,360      $       33,246
                                                            ===============     ===============

     DERIVATIVES

     The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The derivative financial instruments used by the Company include swaps and options. The Company does not hold or issue any derivative instruments for trading purposes.

     SWAPS

     Swap agreements are contracts with other parties to exchange at specified intervals, the difference between fixed and floating rate interest amounts based upon a notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The Company enters into interest rate swap agreements to hedge against exposure to interest rate fluctuations. Because the underlying principal is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged. The net payable/receivable is recognized over the life of the swap contract as an adjustment to net investment income.

     In 2000, the Company launched a new guaranteed investment contract program. The purpose of the program was to increase market place and interest for these products. Each deal is highly individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity linked cross currency swaps. The combination of these swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the note.

     The net increase (decrease) in net investment income related to interest rate swaps was $166,000, ($2,513,000) and ($1,686,000) for the years ended
     December 31, 2000, 1999 and 1998, respectively. The Company did not employ hedge accounting treatment in 2000, 1999 and 1998. As a result, the unrealized gains and losses were realized immediately in those years and the deferred balances as of the year ended December 31, 1997 were realized during 1998.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


3.   INVESTMENTS (CONTINUED):

     The Company recognized gross realized gains on swaps of $3,924,000, $4,735,000, and $6,568,000 in 2000, 1999, and 1998, respectively, as well as gross realized losses of $1,156,000, $1,789,000, and $20,538,000 during
     2000, 1999, and 1998, respectively.

     The Company's primary risks associated with these transactions are exposure to potential credit loss in the event of non-performance by counter-parties and market risk. The Company regularly assesses the strength of the counter-parties and generally enters into transactions with counter-parties rated "A" or better by nationally recognized ratings agencies. Management believes that the risk of incurring losses related to credit risk is remote. As of December 31, 2000 and 1999, the Company's derivatives had no significant concentration of credit risk. The Company does not require collateral or other security to support derivative financial instruments with credit risk.

     OPTIONS

     Options are legal contracts that give the contractholder the right to buy or sell a specific amount of the underlying interest at a strike price upon exercise of the option. Cash is exchanged to purchase the option and through the exercise date, the holder can elect to exercise the option or allow it to expire. The Company also utilizes options to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death benefit features of the Company's variable annuities.

     The Company's underlying notional or principal amounts associated with open derivatives positions were as follows (in 000's):


                                                                   OUTSTANDING AT
                                                                 DECEMBER 31, 2000
                                                          ---------------------------------
                                                             NOTIONAL
                                                             PRINCIPAL    UNREALIZED GAIN
                                                              AMOUNTS         (LOSS)
     Interest rate swaps                                   $1,308,496      $  (40,432)
     Currency swaps                                           370,554           1,839
     Equity swaps                                             162,576         (16,883)
                                                          ---------------------------------
        Total                                              $1,841,626      $  (55,476)
                                                          =================================


                                                                   OUTSTANDING AT
                                                                 DECEMBER 31, 1999
                                                          ---------------------------------
                                                             NOTIONAL
                                                             PRINCIPAL    UNREALIZED GAIN
                                                              AMOUNTS         (LOSS)
     Interest rate swaps                                   $  368,000      $   9,522
     Currency swaps                                             1,700            295
                                                          ---------------------------------
        Total                                              $  369,700      $   9,817
                                                          =================================

At December 31, 2000, the unrealized gains (losses) on derivatives are included with other liabilities on the financial statements. The unrealized gains (losses) on derivatives are included with other assets at December 31, 1999.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


4.   NET REALIZED INVESTMENT GAINS AND LOSSES

     Net realized investment gains (losses) consisted of the following (in
000's):

                                                      2000              1999              1998
                                                   ---------------------------------------------
     Fixed maturities                              $  (14,962)        $  4,846          $ 24,268
     Mortgage and other loans                           2,057            1,981                36
     Real estate                                        5,211             (742)              499
     Derivative instruments                             2,768            2,945           (13,970)
     Short term investments                               (22)               4                24
     Write-down of fixed maturities                    (14,956)          (6,689)           (2,481)
                                                   ---------------------------------------------
        Total                                      $  (19,904)        $  2,345          $  8,376
                                                   =============================================

5.   NET INVESTMENT INCOME

     Net investment income consisted of the following (in 000's):

                                                      2000             1999              1998
                                                   ---------------------------------------------
     Fixed maturities                              $  265,608       $  254,390        $  295,167
     Equity securities                                      -              (33)               37
     Mortgage and other loans                          77,807           90,638           103,804
     Real estate                                        8,868            6,829             7,844
     Policy loans                                       3,047            3,172             2,934
     Derivatives                                      (66,773)          17,671           (11,880)
     Income on funds withheld under reinsurance             -                -            67,045
     Other                                              4,664           (1,416)             (817)
                                                   ---------------------------------------------
        Gross investment income                       293,221          371,251           464,134
     Less: Investment expenses                          5,510            6,273             8,277
                                                   ---------------------------------------------
        Net investment income                      $  287,711       $  364,978        $  455,857
                                                   =============================================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


6.  FAIR VALUE OF FINANCIAL INSTRUMENTS

    SFAS 107 "Disclosure about Fair Value of Financial Instruments" excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

    The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999 (in 000's):

                                                        DECEMBER 31, 2000                     DECEMBER 31, 1999
                                                   CARRYING          ESTIMATED           CARRYING         ESTIMATED
                                                    AMOUNT           FAIR VALUE           AMOUNT          FAIR VALUE
                                               ------------------------------------------------------------------------
 Financial assets:
         Cash and cash equivalents             $       390,049    $       390,049    $       550,265    $       550,265
         Fixed maturities                            3,749,567          3,695,679          2,678,340          2,678,340
         Short-term investments                        112,077            112,077            177,213            177,213
         Mortgages                                     846,439            886,384            931,351            933,725
         Derivatives                                   (55,476)           (55,476)             9,817              9,817
         Policy loans                                   41,459             41,459             40,660             40,660
         Other invested assets                          74,551             74,551             67,938             67,938

 Financial liabilities:
         Guaranteed investment contracts       $     1,002,865    $       998,544    $       677,265    $       665,830
         Contractholder deposit funds                2,129,758          2,090,197          2,279,413          2,213,896
         Fixed annuity contracts                       102,637             98,337            112,794            105,845
         Interest sensitive life insurance             114,198            116,900            116,999            119,659
         Long-term debt                                565,000            510,962            565,000            529,212
         Partnership capital securities                607,826            553,938                  -                  -

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


6.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED):

    The fair values of cash and cash equivalents are estimated to be cost plus accrued interest which approximates fair value. The fair values of short-term bonds are estimated to be the amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

    Policy loans are stated at unpaid principal balances, which approximate fair value.

    The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

    The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

    The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings. The carrying amount of all other assets is assumed to approximate fair value.

7.  REINSURANCE

    INDIVIDUAL INSURANCE

    The Company had several agreements with Sun Life Assurance Company of Canada, which provided that Sun Life Assurance Company of Canada would reinsure the mortality risk and certain ancillary benefits under various individual life insurance contracts sold by the Company. Under these agreements, basic death benefits and supplementary benefits were reinsured on a yearly renewable term basis and coinsurance basis, respectively. The effective dates of these agreements were June 1, 1982, November 1, 1986, and January 1, 1987. These agreements were terminated on December 31, 2000.

    Effective January 1, 1991, the Company entered into an agreement with Sun Life Assurance Company of Canada under which certain individual life insurance contracts issued by Sun Life Assurance Company of Canada were reinsured by the Company on a 90% coinsurance basis. Also effective January 1, 1991, the Company entered into an agreement with Sun Life Assurance Company of Canada which provides that Sun Life Assurance Company of Canada will reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company in the reinsurance agreement described above. Such death benefits are reinsured on a yearly renewable term basis. These two agreements were terminated effective October 1, 1998.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


7.  REINSURANCE (CONTINUED):

    The Company had an agreement with an unrelated company which provided reinsurance of a small block of individual life insurance contracts on a modified coinsurance basis. This agreement was terminated on December 31, 2000.

    The Company has agreements with Sun Life Assurance Company of Canada and with other unrelated companies which provide for reinsurance of certain mortality risks associated with the individual and corporate owned life insurance (COLI) contracts. These amounts are reinsured on a yearly renewable term basis.


    GROUP INSURANCE

    The Company has an agreement with Sun Life Assurance Company of Canada whereby Sun Life Assurance Company of Canada reinsures the mortality risks of the group life insurance contracts. Under this agreement, certain death benefits are reinsured on a yearly renewable term basis.

    The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis.

    The effects of reinsurance were as follows (in 000's):

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                          2000               1999               1998
                                                    ----------------------------------------------------
 Insurance premiums:
       Direct                                       $        51,058     $        54,662    $      58,940
       Assumed                                                    -                   -          159,787
       Ceded                                                  6,255               9,595           15,414
                                                    ----------------------------------------------------
 Net premiums                                       $        44,803     $        45,067    $     203,313
                                                    ====================================================

 Insurance and other individual policy benefits
  and claims:
       Direct                                       $       346,411     $       342,284    $     352,968
       Assumed                                                    -                   -          248,664
       Ceded                                                  8,077               7,433           13,523
                                                    ----------------------------------------------------
 Net policy benefits and claims                     $       338,334     $       334,851    $     588,109
                                                    ====================================================

    The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


8.  RETIREMENT PLANS:

    PENSION PLAN

    The Company and its subsidiaries participate with Sun Life Assurance Company of Canada in a non-contributory defined benefit pension plan covering essentially all employees. Benefits under all plans are based on years of service and employees' average compensation. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"); currently the plans are fully funded. Most pension plan assets consist of separate accounts of Sun Life Assurance Company of Canada or other insurance company contracts.

    The following table sets forth the change in the pension plan's projected benefit obligations and assets, as well as the plan's funded status at December 31, 2000, 1999, and 1998 (in 000's):

                                                                                   YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------
                                                                       2000                  1999                1998
                                                                ----------------------------------------------------------
   CHANGE IN PROJECTED BENEFIT OBLIGATION:
   Projected benefit obligation at beginning of                    $      99,520        $     110,792        $      79,684
   year

   Service cost                                                            5,242                5,632                4,506

   Interest cost                                                           7,399                6,952                6,452

   Actuarial loss (gain)                                                     579              (21,480)              21,975

   Benefits paid                                                          (3,065)              (2,376)              (1,825)
                                                                ----------------------------------------------------------
   Projected benefit obligation at end of year                     $     109,675        $      99,520        $     110,792
                                                                ==========================================================

   CHANGE IN FAIR VALUE OF PLAN ASSETS:
   Fair value of plan assets at beginning of year                  $     158,271        $     151,575        $     136,610
   Actual return on plan assets                                            8,218                9,072               16,790
   Benefits paid                                                          (3,285)              (2,376)              (1,825)
                                                                ----------------------------------------------------------
   Fair value of plan assets at end of year                        $     163,204        $     158,271        $     151,575
                                                                ==========================================================

   Funded status                                                   $      53,529        $      58,752        $      40,783
   Unrecognized net actuarial loss                                       (12,620)             (20,071)              (2,113)
   Unrecognized transition obligation                                    (20,561)             (22,617)             (24,674)
   Unrecognized prior service cost                                         6,501                7,081                7,661
                                                                ----------------------------------------------------------
   Prepaid benefit cost                                            $      26,849        $      23,145        $      21,657
                                                                ==========================================================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


8.  RETIREMENT PLANS (CONTINUED):

    The following table sets forth the components of the net periodic pension cost for the years ended December 31, 2000, 1999, and 1998 (in 000's).

                                                                          YEAR ENDED DECEMBER 31,
                                                                2000                1999                1998
                                                           -----------------------------------------------------
     COMPONENTS OF NET PERIODIC BENEFIT COST:
     Service cost                                           $      5,242        $      5,632        $      4,506

     Interest cost                                                 7,399               6,952               6,452

     Expected return on plan assets                              (13,723)            (12,041)            (10,172)

     Amortization of transition obligation asset                  (2,056)             (2,056)             (2,056)

     Amortization of prior service cost                              580                 580                 580

     Recognized net actuarial gain                                (1,146)               (554)               (677)
                                                           -----------------------------------------------------
     Net periodic benefit cost                              $     (3,704)       $     (1,487)       $     (1,367)
                                                           =====================================================
     The Company's share of net periodic benefit cost       $        805        $        736        $        586
                                                           =====================================================

    The projected benefit obligations were based on calculations that utilize certain assumptions. The assumed weighted average discount rate was 7.5% for the years ended December 31, 2000 and 1999. The expected return on plan assets for 2000 and 1999 was 8.75% and the assumed rate of compensation increase for both 2000 and 1999 was 4.50%.

    The Company and certain subsidiaries also participate with Sun Life Assurance Company of Canada and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. Under the various plans the Company matches, up to specified amounts, employees' contributions to the plan. The Company's contributions were $354,000, $284,000, and $231,000 for the years ended December 31, 2000, 1999, and 1998, respectively.

    OTHER POST-RETIREMENT BENEFIT PLANS

    In addition to pension benefits, the Company and certain subsidiaries provide certain health, dental, and life insurance benefits ("postretirement benefits") for retired employees and dependents. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount. The following table sets forth the change in other postretirement benefit plans' obligations and assets, as well as the plans' funded status at December 31, 2000 and 1999 (in 000's).

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


8.  RETIREMENT PLANS (CONTINUED):

                                                                            YEAR ENDED DECEMBER 31,
                                                                  2000                1999               1998
                                                            -----------------------------------------------------
     CHANGE IN BENEFIT OBLIGATION:
     Benefit obligation at beginning of year                 $     12,217        $      10,419       $      9,845

     Service cost                                                     529                  413                240

     Interest cost                                                  1,139                  845                673

     Actuarial loss                                                 3,665                1,048                308

     Benefits paid                                                   (465)                (508)              (647)
                                                            -----------------------------------------------------

     Benefit obligation at end of year                       $     17,085        $      12,217       $     10,419
                                                            =====================================================

     CHANGE IN FAIR VALUE OF PLAN ASSETS:
     Fair value of plan assets at beginning of year          $          -        $           -       $          -
     Employer contributions                                           465                  508                647

     Benefits paid                                                   (465)                (508)              (647)
                                                            -----------------------------------------------------
     Fair value of plan assets at end of year                $          -        $           -       $          -
                                                            =====================================================

     Funded Status                                           $    (17,085)       $     (12,217)      $    (10,419)
     Unrecognized net actuarial loss                                4,914                1,469                586
     Unrecognized transition obligation                                95                  140                185
                                                            -----------------------------------------------------
     Prepaid (accrued) benefit cost                          $    (12,076)       $     (10,608)      $     (9,648)
                                                            =====================================================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


8.  RETIREMENT PLANS (CONTINUED):

    The following table sets forth the components of the net periodic postretirement benefit costs for the years ended December 31, 2000, 1999, and 1998 (in 000's).

                                                                   2000                1999                  1998
                                                            ----------------------------------------------------------
     COMPONENTS OF NET PERIODIC BENEFIT COST
     Service cost                                            $           529      $           413       $          240

     Interest cost                                                     1,139                  845                  673

     Amortization of transition obligation(asset)                         45                   45                   45

     Recognized net actuarial loss (gain)                                219                  164                  (20)
                                                            ----------------------------------------------------------

     Net periodic benefit cost                               $         1,932      $         1,467       $          938
                                                            ==========================================================

     The Company's share of net periodic benefit cost        $           219      $           185       $           95
                                                            ==========================================================

In order to measure the postretirement benefit obligation at December 31, 2000 the Company assumed a 10.9% annual rate of increase in the per capita cost of covered health care benefits (5.5% for dental benefits). These rates were assumed to decrease gradually to 5.0% for 2006 and remain at that level thereafter. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. For example, increasing the health care cost trend rate assumptions by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2000 by $3.4 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $405 thousand. Conversely, decreasing assumed rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2000 by $2.8 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $320 thousand. The assumed weighted average discount rate used in determining the postretirement benefit obligation for both 2000 and 1999 was 7.50%.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


9.  FEDERAL INCOME TAXES

    The Company and its subsidiaries file a consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. as previously described in Note 1. Federal income taxes are calculated as if the Company was filing a separate federal income tax return. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31, 2000, 1999 and 1998 was as follows (in 000's):

                                                          2000           1999              1998
                                                      -----------    -------------    -------------
       Federal income tax expense (benefit):
           Current                                    $   (8,536)    $      18,570    $      19,476
           Deferred                                      (53,145)           10,210          (8,551)
                                                       ----------     ------------     ------------

       Total                                          $  (61,681)    $      28,780    $      10,925
                                                       ==========     ============     ============

    Federal income taxes attributable to the consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differs from the federal income tax rate as follows:

                                                                   2000            1999             1998
                                                               -----------    -------------    -------------
       Expected federal income tax expense                     $  (21,455)    $      28,969    $       9,405
           Low income housing credit                               (5,805)           (6,348)          (4,446)
           Additional tax provision                               (35,897)            6,851            5,423
           Other                                                    1,476              (692)             543
                                                                ----------     ------------     ------------
       Federal income tax expense                              $  (61,681)    $      28,780    $      10,925
                                                                ==========     ============     ============

   The deferred income tax (asset) liability represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax (assets) and liabilities as of December 31, 2000 and 1999 were as follows (in 000's):

                                                                    2000                1999
                                                              -----------------   -----------------
      Deferred tax assets:
          Actuarial liabilities                               $        177,709    $        136,560
          Other                                                            845                 943
                                                              -----------------   -----------------
       Total deferred tax assets                              $        178,554    $        137,503
      Deferred tax liabilities:
          Deferred policy acquisition costs                           (189,447)           (193,238)
          Investments, net                                             (30,513)            (21,940)
                                                              -----------------   -----------------
      Total deferred tax liabilities                          $       (219,960)   $       (215,178)
                                                              -----------------   -----------------
      Net deferred tax liabilities                            $        (41,406)   $        (77,675)
                                                              =================   =================

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


9.  FEDERAL INCOME TAXES (CONTINUED)

    The Company makes payments under the tax sharing agreements as if it were filing as a separate company.

    The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 1994 and 1995. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.


10. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

    Activity in the liability for unpaid claims and claims adjustment expenses related to the group life and group disability products is summarized below (in 000's):

                                                                    2000                1999
                                                            ---------------------------------------
      Balance at January 1                                   $          17,755    $          15,002
      Less reinsurance recoverables                                     (4,036)              (3,232)
                                                            ---------------------------------------
      Net balance at January 1                                          13,719               11,770
                                                            ---------------------------------------
      Incurred related to:
        Current year                                                    10,670               12,187
        Prior years                                                        (14)              (1,487)
                                                            ---------------------------------------
      Total incurred                                                    10,656               10,700
                                                            ---------------------------------------
      Paid losses related to:
        Current year                                                    (5,473)              (6,755)
        Prior years                                                     (3,395)              (1,996)
                                                            ---------------------------------------
      Total paid                                                        (8,868)              (8,751)
                                                            ---------------------------------------

      Net balance at December 31                                        20,574               17,755
      Plus reinsurance recoverables                                     (5,067)              (4,036)
                                                            ---------------------------------------
      Balance at December 31                                 $          15,507    $          13,719
                                                            =======================================

   The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its individual and group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


11. DEFERRED POLICY ACQUISITION COSTS

     The following illustrates the changes to the deferred policy acquisition costs (in 000's):

                                                                                                   2000             1999
                                                                                            ----------------- ----------------
       Balance at January 1                                                                  $        686,278  $       523,872
           Acquisition costs deferred                                                                 206,869          156,228
           Amortized to expense during the year                                                      (123,832)         (67,815)
           Adjustment for unrealized investment gains (losses) during the year                         (7,327)          73,993

                                                                                            ----------------- ----------------
       Balance at December 31                                                                $        761,988  $       686,278
                                                                                            ================= ================

12. SEGMENT INFORMATION

     The Company offers financial products and services such as fixed and variable annuities, guaranteed investment contracts, retirement plan services, and life insurance on an individual and group basis, as well as disability insurance on a group basis. Within these areas, the Company conducts business principally in three operating segments and maintains a corporate segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Net investment income is allocated based on segmented assets by line of business.

     The Individual Protection segment markets and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

     The Group Protection segment markets and administers group life and long-term disability insurance to small and mid-size employers in the State of New York.

     The Wealth Management segment markets and administers individual and group variable annuity products, individual and group fixed annuity products which include market value adjusted annuities, and other retirement benefit products. The Company began offering guaranteed investment contracts to unrelated third parties in overseas markets during the second quarter of 2000. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options.

     The Corporate segment includes the unallocated capital of the Company, its debt financing, and items not otherwise attributable to the other segments. Management evaluates the results of the operating segments on an after-tax basis. The Company does not materially depend on one or a few customers, brokers or agents.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


12. SEGMENT INFORMATION (CONTINUED)

     The following amounts pertain to the various business segments (in 000's):


                                                      YEAR ENDED DECEMBER 31, 2000

                                                                           PRETAX
                                    TOTAL               TOTAL               INCOME         NET OPERATING           TOTAL
                                  REVENUES           EXPENDITURES           (LOSS)         INCOME (LOSS)           ASSETS
                                --------------     -----------------     ------------    -----------------    ----------------
      Individual Protection       $    44,206        $       44,477        $    (271)      $         (176)      $   1,242,549
      Group Protection                 17,194                15,350            1,844                1,199              30,514
      Wealth Management               533,517               556,864          (23,347)              (6,911)         22,094,736
      Corporate                        15,552                55,025          (39,473)               8,419             689,869
                                --------------     -----------------     ------------    -----------------    ----------------
                         Total    $   610,469        $      671,716        $ (61,247)      $        2,531       $  24,057,668
                                ==============     =================     ============    =================    ================


                                                      YEAR ENDED DECEMBER 31, 1999

      Individual Protection       $    17,625        $       18,001        $    (376)      $          198       $     302,100
      Group Protection                 16,415                15,541              874                  568              27,286
      Wealth Management               563,836               460,788          103,048               73,002          20,911,529
      Corporate                        31,996                52,731          (20,735)             (20,036)            243,998
                                --------------     -----------------     ------------    -----------------    ----------------
                         Total    $   629,872        $      547,061        $  82,811       $       53,732       $  21,484,913
                                ==============     =================     ============    =================    ================


                                                      YEAR ENDED DECEMBER 31, 1998

      Individual Protection       $   232,193        $      300,478        $ (68,285)      $      (45,186)      $     365,397
      Group Protection                 15,259                13,023            2,236                1,433              23,297
      Wealth Management               560,643               457,483          103,160               74,662          17,572,436
      Corporate                        38,600                50,838          (12,238)             (16,803)            287,132
                                --------------     -----------------     ------------    -----------------    ----------------
                         Total    $   846,695        $      821,822        $  24,873       $       14,106       $  18,248,262
                                ==============     =================     ============    =================    ================

13.  REGULATORY FINANCIAL INFORMATION

    The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with GAAP for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, and income tax expense reflects only taxes paid or currently payable.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


13.  REGULATORY FINANCIAL INFORMATION (CONTINUED):

    The following information reconciles statutory net income and statutory surplus with net income and equity on a GAAP basis (in 000's):

                                                                             YEAR ENDED DECEMBER 31,
                                                                  2000                 1999               1998
                                                              --------------       --------------    ----------------
      Statutory net income                                      $      (236)         $    90,358       $     125,401

      Adjustments to GAAP for life insurance companies:
        Statutory interest maintenance reserve                        4,341                3,956               2,925
        Investment income and realized gains (losses)               (90,373)              13,803              (4,532)
        Policyowner premiums and benefits                           (36,572)            (135,416)           (178,973)
        Deferred policy acquisition costs                            83,037               88,413              60,527
        Deferred income taxes                                        45,358              (13,615)              8,886
        Other, net                                                   (3,024)              (5,057)                  -
                                                              --------------       --------------    ----------------
      GAAP net income                                           $     2,531          $    42,442       $      14,234
                                                              ==============       ==============    ================

                                                                    DECEMBER 31, 2000          DECEMBER 31, 1999
                                                                 -----------------------    -----------------------
      Statutory capital stock and surplus                           $         940,335          $         886,342

      Adjustments to GAAP for life insurance companies:
        Valuation of investments                                              (37,011)                     3,697
        Deferred policy acquisition costs                                     761,988                    686,278
        Future policy benefits and
           Contractholder deposit funds                                      (388,946)                  (350,181)
        Deferred income taxes                                                 (41,406)                   (77,675)
        Statutory interest maintenance reserve                                 39,979                     42,325
        Statutory asset valuation reserve                                      45,376                     45,281
        Surplus notes                                                        (565,000)                  (565,000)
        Other, net                                                              5,848                        178
                                                                 -----------------------    -----------------------
      GAAP equity                                                   $         761,163          $         671,245
                                                                 =======================    =======================

    The NAIC has codified statutory accounting practices, which are expected to constitute the only source of prescribed statutory accounting practices effective January 1, 2001. The codification has resulted in changes to many of the prescribed accounting practices that insurance companies use to prepare their statutory financial statements. The effect of the changes to accounting practices as a result of codification in 2001 is estimated to be an increase in the Company's statutory surplus of $24 million, primarily from the establishment of deferred tax assets.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


14.  DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiary's ability to pay dividends are subject to certain restrictions. Delaware and New York have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company and Sun Life Insurance and Annuity Company of New York. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus, would also require the prior approval of the Delaware Commissioner of Insurance. Dividends in the amounts of $10,000,000, $80,000,000 and $50,000,000 were declared and paid by the Company to its parent, Sun Life of Canada (U.S.) Holdings, Inc. during 2000, 1999, and 1998. These dividends were approved by the Board of Directors.

     On September 20, 2000, New York insurance law was amended to permit a domestic stock life insurance company to distribute a dividend to its shareholders, without notice to the Superintendent of Insurance of the State of New York, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (1) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (2) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Under the previous law, domestic stock life insurers were prohibited from distributing any dividends to shareholders unless the insurer filed a notice of its intention to declare a dividend and its amount with the Superintendent at least 30 days in advance of the proposed declaration, and such proposed distribution was not disapproved by the Superintendent. Dividends in the amount of $4,700,000, $6,500,000, and $3,000,000 were declared and paid during 2000, 1999, and 1998, respectively, by the Sun Life Insurance and Annuity Company of New York to the Company. These dividends were approved by the Board of Directors and the State of New York Insurance Department.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


15. COMMITMENTS AND CONTINGENCIES

    REGULATORY AND INDUSTRY DEVELOPMENTS

    Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company and its subsidiaries pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company incurred guaranty fund assessments of approximately $4,000,000, $3,500,000, and $3,500,000 in 2000, 1999 and 1998, respectively.

    LITIGATION

    The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurance, management, at the present time, does not anticipate that the ultimate liability arising from such pending and threatened litigation will have a material effect on the financial condition or operating results of the Company.

    LINES OF CREDIT

    The Company has syndicated two lines of credit each in the amount of $250 million. There are 14 banks in the syndicate of lenders, which is led by Chase Bank, New York. The banks have committed to lend funds of up to $500 million when requested by the Company at prevailing rates determined in accordance with the line of credit agreements. One line of credit terminates October, 2001, the other in October, 2003. As of December 31, 2000, no amounts have been borrowed.


    LEASE COMMITMENTS

    The Company leases various facilities and equipment under operating leases with terms of up to 25 years. As of December 31, 2000, minimum future lease payments under such leases are as follows:

                           2001                                   $4,090,800
                           2002                                    4,144,350
                           2003                                    3,090,600
                           2004                                    2,575,500
                           Thereafter                                      -
                                                                ------------
                           Total                                 $13,901,250
                                                                ============

    Total rental expense for the years ended December 31, 2000, 1999 and 1998 was $4,582,913, $4,656,000, and $4,139,000, respectively.

                 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     (A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the years ended December 31, 2000, 1999 and 1998


16. DISCONTINUED OPERATIONS

    During 1999, the Company discontinued its individual disability segment and its banking and trust segment. These segments were composed of MCIC and NLT, which were both sold during 1999 to separate, unaffiliated parties. Net proceeds on the sale of MCIC were approximately $33,965,000 and the Company realized a net loss after taxes of $25,465,000. Net proceeds on the sale of NLT were approximately $30,000,000; the Company realized a net gain after taxes of $13,170,000. Immediately before the sale date of NLT, the Company received a $19 million dividend distribution from NLT.

    There were no results from discontinued operations in 2000. Income from discontinued operations for the years ended December 31, 1999 and 1998 were as follows (in 000's):

                                                           1999               1998
                                                    ------------------- ------------------
      Revenue                                          $       22,667      $     104,225
      Expenses                                                 21,430            104,593
      Provision for income taxes                                  203               (445)
                                                    ------------------- ------------------
      Income from discontinued operations              $        1,034      $          77
                                                    =================== ==================

INDEPENDENT AUDITORS' REPORT






To the Board of Directors and Stockholder of Sun Life Assurance Company of Canada (U.S.):


We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and its subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income, stockholder's equity, comprehensive income and of cash flows for each of the three years in the period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and its subsidiaries as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Boston, Massachusetts


February 7, 2001

                                     PART C

                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  The following Financial Statements are included in the Registration
Statement:



A.   Condensed Financial Information -- Accumulation Unit Value (Part A)




B.   Financial Statements of the Registrant: (Part B)


     1.   Statement of Condition, December 31, 2000;


     2.   Statement of Operations, Year Ended December 31, 2000;


     3. Statements of Changes in Net Assets, Years Ended December 31, 2000 and 1999;

     4.   Notes to Financial Statements;

     5.   Independent Auditors' Report;

C.   Financial Statements of the Depositor:


     1.   Statements of Admitted Assets, Liabilities and Capital
          Stock and Surplus, December 31, 2000 and 1999;


     2.   Statements of Operations, Years Ended December 31, 2000,
          1999 and 1998;


     3. Statements of Changes in Capital Stock and Surplus, Years Ended December 31, 2000, 1999 and 1998;


     4.   Statements of Cash Flow, Years Ended December 31, 2000,
          1999 and 1998;


     5.   Notes to Financial Statements; and

     6.   Independent Auditors' Report.

     (b) The following Exhibits are incorporated in this Amendment to the Registration Statement by reference unless otherwise indicated:

     (1) Resolution of Board of Directors of the depositor dated March 31, 1982 authorizing the establishment of the Registrant (Incorporated by reference to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on October 14, 1997);

     (2) Custodian Agreement between State Street Bank and Trust Company and the depositor dated November 1, 1982 (Filed as Exhibit A.(2) to Amendment No. 1 to the Registration Statement on Form N-8B-2);

     (3) (a) Form of Marketing Coordination and Administrative Services Agreement between the depositor, Massachusetts Financial Services Company and Clarendon Insurance Agency, Inc. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16, 1998);

          (b)(i) Specimen Sales Operations and General Agent Agreement (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16, 1998);

          (b)(ii) Specimen Broker-Dealer Supervisory and Service Agreement (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16, 1998);

          (b)(iii) Specimen General Agent Agreement (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16, 1998);

     (4) Flexible Payment Deferred Combination Variable and Fixed Annuity Contract (Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement of the Registrant on Form N-4, File No. 2-78738, filed on April 16, 1998);

     (5)  Not Applicable;

     (6) Certificate of Incorporation and By-laws of the Depositor (Incorporated by reference to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on October 14,
          1997);

     (7)  Not Applicable;

     (8)  None;

     (9)  Previously filed;

     (10) (a) Consent of Deloitte & Touche*;

          (b) Representation of Counsel*

     (11) None;

     (12) Not Applicable;

     (13) Not Applicable;

     (14) Not Applicable; and

     (15) Powers of Attorney (Incorporated by reference from Exhibit 15 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-30844, filed February 9, 2001);




     (16) Organizational Chart of Sun Life Assurance Company of Canada (Incorporated by reference from Post-Effective Amendment
          No. 3 to the Registration Statement on Form N-4 File No. 333-30844, filed February 9, 2001).






* Filed herewith.

Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal                             Positions and Offices
Business Address                               with Depositor
------------------                             ---------------------

Donald A. Stewart                              Chairman and Director
150 King Street West
Toronto, Ontario
Canada  M5H 1J9

C. James Prieur                                Vice Chairman and Director
150 King Street West
Toronto, Ontario
Canada M5H 1J9

James A. McNulty, III                          President and Director
One Sun Life Executive Park
Wellesley Hills, MA  02481


David D. Horn                                  Director
Strong Road
New Vineyard, ME 04956




Angus A. MacNaughton                           Director
Genstar Investment Corporation
555 California Street, Suite 4850
San Francisco, CA 94104

S. Caesar Raboy                                Director
220 Boylston Street
Boston, MA 02110

William W. Stinson                             Director
Canadian Pacific Limited
1800 Bankers Hall, East Tower
855 - 2nd Street S.W.
Calgary, Alberta
Canada T2P 4Z5


James C. Baillie                               Director
Torys
Suite 300, Maritime Life Tower
Toronto, Ontario M5K1NZ

James M.A. Anderson                            Vice President, Investments
One Sun Life Executive Park
Wellesley Hills, MA  02481

Name and Principal                             Positions and Offices
Business Address                               with Depositor
------------------                             ---------------------


Peter F. Demuth                                Vice President and Chief
One Sun Life Executive Park                    Counsel and Assistant Secretary
Wellesley Hills, MA  02481

Ronald J. Fernandes                            Vice President, Retirement
One Copley Place                               Products and Services
Boston, MA  02116



Ellen B. King                                  Senior Counsel and Secretary
One Sun Life Executive Park
Wellesley Hills, MA  02481

Davey S. Scoon                                 Vice President, Finance and
One Sun Life Executive Park                    Treasurer
Wellesley Hills, MA 02481

Robert P. Vrolyk                               Vice President and Actuary
One Sun Life Executive Park
Wellesley Hills, MA  02481

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), an indirect wholly-owned subsidiary of Sun Life Financial Series of Canada Inc.

The organizational chart of Sun Life Assurance Company of Canada is incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-4, File No. 333-30844, filed February 9, 2001.

     None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27.  NUMBER OF CONTRACT OWNERS:

     As of April 26, 2001 there were 3,664 Contracts, all of which were established pursuant to qualified plans, issued and outstanding pursuant to this Registration Statement.

Item 28.  INDEMNIFICATION

     Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), a copy of which was filed as Exhibit A.(6)(b) to Form N-8B-2, provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life of Canada (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life of Canada (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life of Canada (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life of Canada (U.S.) will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  PRINCIPAL UNDERWRITERS

     (a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts D, E, F, G, H and I, Sun Life (N.Y.) Variable Accounts A, B and C and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.

Name and Principal                                            Positions and Officers
Business Address*                                             with Underwriter
-----------------                                             ----------------
William Franca................................................Managing Principal
Davey S. Scoon................................................Treasurer and Director
James M. A. Anderson..........................................Director
Ronald J. Fernandes...........................................Director
James A. McNulty, III.........................................Director
George E. Maden...............................................Secretary and Clerk
William T. Evers..............................................Assistant Secretary and Clerk
Maura A. Murphy...............................................Assistant Secretary and Clerk
Cynthia M. Orcutt.............................................Vice President
Norton A. Goss, II............................................Assistant Vice President
Stephen J. Yarina.............................................Tax Officer

------------------------
* The principal business address of all directors and officers of the principal underwriter except Messrs, Fernandes, Goss and Franca is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. The principal business address of Messrs, Fernandes, Goss and Franca is One Copley Place, Boston, Massachusetts 02116.

     (c)  Inapplicable.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or part, by Sun Life Assurance Company of Canada (U.S.), at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 and One Copley Place, Boston, Massachusetts 02116, or at the offices of the custodian, State Street Bank and Trust Company, at either 225 Franklin Street, Boston, Massachusetts 02110 or 5-West, North Quincy, Massachusetts 02171.

Item 31.  MANAGEMENT SERVICES

     Not Applicable.

Item 32.  UNDERTAKINGS

     The Registrant hereby undertakes:

     (a) To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

     (b) To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or simiilar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

     (c) To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

     (d) Representation with respect to Section 26(e)of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

     The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

                                   SIGNATURES

      As required by the Securities Act of 1933 and the Investment Company
Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 23 to the Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this __th day of April, 2001.

                                               Sun Life of Canada (U.S.)
                                                Variable Account C

                                               (Registrant)


                                               Sun Life Assurance Company of
                                               Canada (U.S.)

                                               (Depositor)


                                               By:  /s/ JAMES A. McNULTY, III
                                                 ------------------------------
                                                        James A. McNulty, III
                                                        President

Attest:         /s/ EDWARD M. SHEA
                --------------------------------
                    Edward M. Shea
                    Assistant Vice President and
                    Senior Counsel

       As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

      Signature                         Title                    Date
      ---------                         -----                    ----

  /s/ JAMES A. McNULTY, III       President and Director      April __, 2001
---------------------------        (Principal Executive
      James A. McNulty                   Officer)


   /s/ DAVEY S. SCOON            Vice President, Finance
---------------------------           and Treasurer
       Davey S. Scoon            (Principal Financial &       April __, 2001
                                   Accounting Officer)

      Signatures                        Title                         Date
      ----------                        ------                        ----

  /s/  SANDRA M. DADALT            Attorney-in-Fact for:          April __, 2001
--------------------------         Donald A. Stewart,
      Sandra M. DaDalt             Chairman and Director
                                   C. Jarres Prieut, Vice
                                     Chairman and Director
                                   James C. Baillie, Director
                                   David D. Horn, Director
                                   Angus A. McNaughton, Director
                                   S. Caesar Raboy, Director
                                   William W. Stinson, Director